Exhibit 10.7

Confidential	Subscription Agreement

LGAM PRIVATE CREDIT LLC

Common Units

Subscription Booklet

If you decide not to participate in this offering, please return this Subscription Booklet and the Confidential Private Placement Memorandum (together with all amendments thereof and supplements thereto) received in connection with this offering to the Company.

If you are an employee, affiliate, or director of Morgan Stanley or any affiliate of Morgan Stanley, or a spouse, a minor child, or a child residing in the same residence as such an employee or director, please notify the contact listed in Section 4 in the General Instructions below.

Table of Contents

Checklist and Required Documentation For Subscription Documents

Please check the list below prior to submitting the subscription documents to be sure that all required documents have been completed and executed.

TO BE READ and COMPLETED BY ALL SUBSCRIBERS (unless otherwise indicated) Please note: The Subscriber Questionnaire starts on Page S-1
Document		Page
☐	General Instructions	Page iii
☐	Notice and Glossary of U.S. Statutes Referenced in this Subscription Booklet	Pages v
☐	Subscription Agreement	Pages 1 through 14
☐	Subscriber Questionnaire	Page S-1
☐	– Section A: General Information	Pages S-2 through S-8
☐	– Section B: Consent to Electronic Delivery of Periodic Reporting and/or Tax Information	Pages S-9 through S-11
☐	– Section C: Supplemental Information	Pages S-12 through S-17
☐	– Section D: Subscriber Signature Page	Pages S-18 through S-19
☐	Form of Company Acceptance of Subscription	Page S-20
☐	Appendix 1: Internal Revenue Service Forms W-9 and W-8BEN	App 1-1
☐	Appendix 2: Politically Exposed Persons (“PEP”) Questionnaire and Investor Anti-Money Laundering Documentation Supplement	App 2-1
☐	Appendix 3 - Beneficial Owner(s) (10% or More) and Key Controller Certification	App 3-1
☐	Annex 1: Definitions	Annex 1-1
☐	Annex 2: Non-U.S. Subscriber Representations	Annex 2-1
☐	Annex 3: Transfer Restrictions	Annex 3-1
☐	Annex 4: U.S. Customer Privacy Notice	Annex 4-1
☐	Annex 5: Wire Instructions	Annex 5-1

General Instructions

General Instructions

1.	Contents and Purpose

This Subscription Booklet relates to the private offering of common units (the “Units”), of LGAM Private Credit LLC, a Delaware limited liability company (the “Company”). MS Capital Partners Adviser Inc. is the investment adviser of the Company (in such capacity, the “Adviser”), and MS Private Credit Administrative Services LLC is the administrator of the Company (in such capacity, the “Administrator”).

This Subscription Booklet contains all the materials that a Subscriber needs to tender a subscription to the Company. For a full list of documents, please see the Table of Contents on Page ii.

For purposes of this Subscription Booklet, the “Subscriber” is the person or entity for whose account the Units are being purchased. Another person or entity with investment authority may execute the subscription documents on behalf of the Subscriber, but should indicate the capacity in which it is doing so and the name of the Subscriber. The Company currently is only offering to sell Units in “offshore transactions” (as defined in Rule 902(h) under Regulation S (“Regulation S”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) to persons that are not in the United States (as defined in Rule 902(l) under Regulation S) and are not, and are not acting for the account or benefit of, U.S. Persons (as defined in Rule 902(k) under Regulation S), in each case in reliance on Regulation S. As a result, each Subscriber must not be in the United States and must not be a “U.S. Person.”

The Company reserves the right to accept capital contributions or decline to accept particular capital contributions, in whole or in part, in its sole discretion.

2.	Instructions

Prior to completing this Subscription Booklet, prospective investors should read the Confidential Private Placement Memorandum of the Company, as amended, modified, or otherwise supplemented from time to time (the “Memorandum”), including, for the avoidance of doubt, certain reports or other filings the Company files under the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the Memorandum and the Amended and Restated Limited Liability Company Agreement of the Company (as amended, modified or otherwise supplemented from time to time, the “LLC Agreement”). Each Subscriber should then do the following:

2.1.	General Subscription Matters – Required Documentation & Signatories

•	Attach any required documentation as set forth on Appendix 2 hereof.

•	Read the Subscription Agreement, and, in particular, carefully review the representations, warranties and covenants contained therein.

•	Complete the Subscriber Questionnaire.

•	Complete and sign the Subscriber Signature Page (Section E)

•	Complete the Affirmative Indication of Independent Judgement (Section B)

•	Complete Appendices 2 and 3, as applicable.

2.2.	Tax Matters

•	Read the instructions to the applicable Internal Revenue Service Tax Forms, which are attached in Appendix 1 hereto. The relevant IRS Forms and their instructions can also be accessed on the IRS website at http://www.irs.gov.

‒	If the Subscriber is not a “United States person” for U.S. federal income tax purposes (e.g., a nonresident alien), please complete and execute Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable. If the Subscriber is claiming benefits under an income tax treaty, please provide a U.S. taxpayer identification number on Form W-8BEN or Form W-8BEN-E, as applicable.

General Instructions

‒	Please note that if the W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable, does not contain such U.S. taxpayer identification number or is otherwise missing information or has been incorrectly filled out, the income tax treaty benefits claimed will not be applied. Instead the Company will withhold at full U.S. tax rates.

3.	Circumstances in Which Each Beneficial Owner of an Entity Must Also Complete a Subscriber Questionnaire

Each of the beneficial owners of an entity Subscriber (in addition to the entity Subscriber itself) must also complete the Subscriber Questionnaire and sign the Subscriber Signature Page if any of the following circumstances apply:

•	the entity was formed for the purpose of purchasing the Units;

•	the entity’s Requested Capital Contribution to the Company (as set forth on the entity’s signature page to the Subscription Agreement) constitutes 25% or more of the entity’s total assets or committed capital; or

•	the entity is participant-directed (as described in Section A of the Subscriber Questionnaire).

If any of these circumstances apply, please attach as exhibits to this Subscription Booklet a Subscriber Questionnaire for each beneficial owner of the entity.

4.	Submission of Documents and Questions:

If you have questions regarding the completion of this Subscription Booklet, the questions should be directed to:

LGAM Private Credit LLC

Contact: Orit Mizrachi

E-mail: Orit.Mizrachi@morganstanley.com

Notice

Notice

The Company will elect to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is not registered as an “investment company” under the Investment Company Act. In addition, for U.S. federal income tax purposes, the Company intends to elect to be treated, and intends to comply with the requirements to qualify annually, as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

THE UNITS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH UNITS ARE BEING CURRENTLY OFFERED AND SOLD outside of the United States in accordance with Regulation S of THE 1933 aCT. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED ON ANY ASPECT OF THE OFFERING OF SUCH UNITS, AND ANY REPRESENTATION TO THE CONTRARY IS ILLEGAL.

A PURCHASER OF UNITS SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE UNITS HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE UNITS UNDER THE 1933 ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.

TO HELP THE U.S. GOVERNMENT AND OTHER GOVERNMENTS FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, U.S. FEDERAL LAW AND APPLICABLE LAW OF OTHER JURISDICTIONS MAY NOW OR IN THE FUTURE REQUIRE THE COMPANY TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH SUBSCRIBER. WHAT THIS MEANS FOR THE SUBSCRIBER: WHEN THE SUBSCRIBER SUBSCRIBES FOR UNITS, THE COMPANY WILL ASK FOR THE SUBSCRIBER’S NAME, ADDRESS AND DATE OF BIRTH (IN THE CASE OF NATURAL PERSONS), COPIES OF FORMATION DOCUMENTS (IN THE CASE OF ENTITIES) AND OTHER IDENTIFYING INFORMATION RELATED TO THE SUBSCRIBER (WHICH, IN THE CASE OF ENTITIES, MAY INCLUDE INFORMATION RELATED TO THE SUBSCRIBER’S BENEFICIAL OWNERS AND CONTROLLING PERSONS). THE COMPANY MAY ALSO ASK TO SEE THE SUBSCRIBER’S DRIVERS LICENSE (IN THE CASE OF NATURAL PERSONS) OR OTHER DOCUMENTS THAT PROVIDE VERIFICATION OF SUCH IDENTIFYING INFORMATION.

MORGAN STANLEY DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The term “dollar” and the symbol “$,” whenever used in this Subscription Booklet, shall mean the United States dollar.

Glossary of U.S. Statutes Referenced In This Subscription Booklet

Abbreviation	Statute
1933 Act	U.S. Securities Act of 1933, as amended
1934 Act	U.S. Securities Exchange Act of 1934, as amended
Advisers Act	U.S. Investment Advisers Act of 1940, as amended
Code	U.S. Internal Revenue Code of 1986, as amended
Commodity Exchange Act	U.S. Commodity Exchange Act, as amended
ERISA	U.S. Employee Retirement Income Security Act of 1974, as amended
FATCA	Foreign Account Tax Compliance provisions of the U.S. Internal Revenue Code of 1986, as amended
Investment Company Act	U.S. Investment Company Act of 1940, as amended
Small Business Act	U.S. Small Business Investment Act of 1958, as amended

v

Subscription Agreement (All Subscribers)

Subscription Agreement (All Subscribers)

LGAM Private Credit LLC

The undersigned (the “Subscriber”) and LGAM Private Credit LLC (the “Company”) hereby agree as set forth below.

1.	Sale and Purchase of Units. Subject to the terms and conditions hereof, and in reliance upon the representations and warranties of the respective parties contained herein, (a) the Company agrees to sell to the Subscriber and, to the fullest extent permitted by applicable law, the Subscriber irrevocably subscribes for and agrees to purchase from the Company common units (the “Units”), and upon the terms and conditions, and in consideration for the Subscriber’s agreement to be bound by the terms and provisions of this Subscription Agreement, at the purchase price of $20.00 per Unit at the initial Closing (as defined below), and on any subsequent Closing at a purchase price as set forth in the applicable addendum to this Agreement, which price will be intended to reflect the net asset value per Unit as determined in accordance with the Company’s unit pricing policy, provided there is no guarantee the purchase price will equal net asset value of the Units purchased at any closing, and provided further that the purchase price will be modified to the extent necessary to comply with the requirements of the 1940 Act.

The Company reserves the right, in its sole discretion (for any reason or for no reason), to reject this or any other subscription, in whole or in part, in any order and at any time prior to the Closing (as defined below). Subject to the terms and conditions hereof, the Subscriber’s obligation to subscribe and pay for the Units shall be unconditional, complete and binding upon the acceptance by the Company of this Subscription Agreement. If this subscription is rejected in full, or in the event the closing applicable to the Subscriber does not occur (in which event this subscription shall be deemed to be rejected), this Subscription Agreement shall thereafter have no force or effect.

In the event that the Subscriber is permitted by the Company to purchase additional Units on a date after its initial subscription has been accepted, the Subscriber shall be required to execute an addendum to this Subscription Agreement covering such additional investment.

The Company was formed as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act on February 7, 2023 with the name “LTMS Fund LLC.” The Company changed its name to “LGAM Private Credit LLC” on March 20, 2023. MS Capital Partners Adviser Inc. is the investment adviser of the Company (in such capacity, the “Adviser”) and MS Private Credit Administrative Services LLC is the administrator of the Company (in such capacity, the “Administrator”).

The Company’s registration statement on Form 10 (the “Registration Statement”) for the registration of its Units with the U.S. Securities and Exchange Commission (the “SEC”) under the 1934 Act is not the offering document pursuant to which the Company is conducting this offering of securities. Accordingly, the Subscriber should rely exclusively on information contained in the Confidential Private Placement Memorandum of the Company, as amended, modified or otherwise supplemented from time to time, including any addenda thereto and including, for the avoidance of doubt, any documents incorporated by reference therein such as certain reports the Company files under the 1934 Act from time to time (the “Memorandum”), in making its investment decisions.

The Subscriber agrees to be bound by all the terms and provisions of the Memorandum, the Company’s Certificate of Formation (the “Certificate of Formation”) and the Company’s Amended and Restated Limited Liability Company Agreement (as amended, modified or otherwise supplemented from time to time, the “LLC Agreement”).

2.	Other Subscription Agreements. The Company may enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Subscribers”), providing for the sale to the Other Subscribers of Units at the Closing or at other Closings. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Units to the Subscriber and the Other Subscribers are separate sales.

Subscription Agreement (All Subscribers)

3.	Closing. The closing of the subscription for and commitment to purchase by the Subscriber of the Units as provided for in Section 1 (the “Closing”) shall take place at the offices of the Adviser, 1585 Broadway, 23rd Floor, New York, New York 10036, on the date that this Subscription Agreement (having been also signed by the Subscriber) has been accepted by the Company and the Subscriber’s capital contribution has been made (the date of such acceptance, which shall be indicated on the Company’s Acceptance provided to the Subscriber, being hereinafter referred to as the “Closing Date”). On the Closing Date, the Subscriber shall be registered as a common unitholder of the Company (a “Unitholder”).

4.	Distributions; Distribution Reinvestment Plan. As described more fully in the Memorandum, the Company generally intends to distribute on a monthly basis, out of assets legally available for distribution, substantially all of its available earnings in such amount so the Company will not have to pay corporate-level income tax, subject to the discretion of the board of directors of the Company (the “Board”) and applicable legal restrictions. The Company has adopted an “opt in” distribution reinvestment plan (as it may be amended, the “Distribution Reinvestment Plan”), pursuant to which Unitholders will have their cash distributions automatically reinvested in additional Units if they specifically “opt in” to the Distribution Reinvestment Plan. A Unitholder may elect to “opt in” to the Distribution Reinvestment Plan or change their election by notifying the plan administrator and the Company’s transfer agent and registrar in writing so that such notice is received by the plan administrator no later than 10 calendar days prior to the record date for distributions to unitholders.

5.	Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company as of the date that this Subscription Agreement is signed by the Subscriber, as of the Closing Date and on the subsequent dates specified below (as and to the extent specified below) that:

5.1	Subscriber’s Units. Except as disclosed in the accompanying Subscriber Questionnaire, the Subscriber’s Units are being acquired for its own account for investment purposes only, and not with a view to, or for, resale, distribution, fractionalization, pledge assignment or transfer thereof, in whole or in part.

5.2	Due Execution. This Subscription Agreement and the Subscriber Questionnaire attached hereto have each been duly executed and delivered by the Subscriber, and this Subscription Agreement constitutes a valid, legal and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms.

5.3	Authorization of Purchase, etc. The Subscriber is duly organized, formed or incorporated, as the case may be, and validly existing and in good standing, under the laws of the Subscriber’s jurisdiction of organization, formation or incorporation, and the Subscriber has all requisite power and authority to execute, deliver and perform the Subscriber’s obligations under this Subscription Agreement and to subscribe for and purchase the Units hereunder. The purchase by the Subscriber of the Units and the Subscriber’s execution, delivery and performance of this Subscription Agreement have been authorized by all necessary corporate or other action on the Subscriber’s behalf.

5.4	Compliance with Laws and Other Instruments.

(a)	If the Subscriber is not a natural person, the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder do not and will not conflict with, or result in any violation of or default under, any provision of any certificate of incorporation, memorandum and articles of association, by-laws, trust agreement, partnership agreement or other organizational or governing instrument applicable to the Subscriber, or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber’s properties are bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or to the Subscriber’s business or properties.

(b)	If the Subscriber is a natural person, the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder are within the Subscriber’s legal right, power and capacity, require no action by or in respect of, or filing with, any governmental body, agency, or official (except as disclosed in writing to the Company and which have been obtained or fully complied with), and do not and will not conflict with, contravene, or constitute a default under or breach of, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree, regulation or other instrument to which the Subscriber is a party or by which the Subscriber or any of the Subscriber’s assets or properties are bound and no consent, approval, authorization or order of, or filing with, any court, arbitrator or governmental agency or body under any such agreement, judgment, injunction, order, decree, regulation or other instrument is required for the execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby, and the performance of the Subscriber’s obligations hereunder.

Subscription Agreement (All Subscribers)

5.5	The Memorandum, etc. The Subscriber satisfies all applicable criteria for investing in the Company that may be set forth in the Memorandum. The Subscriber has been furnished with, and has carefully read, a copy of the Memorandum, the LLC Agreement and this Subscription Agreement. The Subscriber has reviewed such documents and the Subscriber understands the risks of, and other considerations relating to, the purchase of the Units, including the risks set forth under the heading “Section II—Potential Conflicts of Interest,” “Item 1A. Risk Factors” and “Item 1. Business—Certain U.S. Federal Income Tax Considerations” in the Memorandum.

5.6	Access to Information. The Subscriber has been provided an opportunity to ask questions of, and the Subscriber has received answers thereto satisfactory to the Subscriber from, the Company and its representatives regarding the terms and conditions of the offering of the Units, and the Subscriber has obtained any and all additional information requested by the Subscriber of the Company and its representatives to verify the accuracy of all information furnished to the Subscriber regarding the offering of the Units. The Subscriber is not relying on the Company, the Adviser or any of their partners, members, officers, counsel, agents or representatives for legal, investment or tax advice. The Subscriber has sought independent legal, investment and tax advice to the extent that the Subscriber has deemed necessary or appropriate in connection with the Subscriber’s decision to subscribe for the Units.

5.7	No Reliance on Other Information. Other than as set forth in the Memorandum, including, for the avoidance of doubt, any reports the Company files under the 1934 Act from time to time that are incorporated by reference into the Memorandum, the LLC Agreement, and any separate agreement in writing with the Company executed in conjunction with the Subscriber’s subscription for the Units, the Subscriber is not relying upon any information (including the Registration Statement, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation, warranty or agreement by the Company, the Adviser, any affiliate of the foregoing or any agent of the foregoing, written or otherwise, in determining to invest in the Company and expressly acknowledges that neither the Company, the Adviser, any affiliate of the foregoing nor any agent of the foregoing has made any representations or warranties in connection therewith.

5.8	Evaluation of and Ability to Bear Risks; No Borrowing. The Subscriber has such knowledge and experience in financial and business affairs that the Subscriber is capable of evaluating the merits and risks of purchasing, and other considerations relating to, the Units to be purchased by the Subscriber pursuant to this Subscription Agreement. The Subscriber’s financial situation is such that the Subscriber can afford to bear the economic risk of holding the Units for an indefinite period of time, and the Subscriber can afford to suffer the complete loss of the Subscriber’s Units and investment. The Subscriber is not in the United States and is not a “U.S. Person,” as defined under Rule 902(k) of Regulation S under the Securities Act. The Subscriber is not borrowing or otherwise financing its acquisition of Units under this Subscription Agreement.

5.9	Transfer Restrictions.

(a)	The Subscriber understands that the offering and sale of the Units are intended to be exempt from registration under the 1933 Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the 1933 Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions. The Subscriber will not, directly or indirectly, transfer, assign, sell or pledge all or any part of any Units acquired by Subscriber (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of such Units) except in accordance with (i) the registration provisions of the 1933 Act or an exemption from such registration provisions and (ii) any applicable state or non-U.S. securities laws. The Subscriber understands that the Subscriber must bear the economic risk of the Subscriber’s investment in the Units for an indefinite period of time because, among other reasons, the offering and sale of the Units have not been registered under the 1933 Act and, therefore, the Units cannot be sold other than through a privately negotiated transaction unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

Subscription Agreement (All Subscribers)

(b)	The Subscriber may not transfer any of its Units unless the transfer is made in accordance with applicable securities laws and is otherwise in compliance with the transfer restrictions set forth in Annex 3 and the LLC Agreement. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company.

5.10	Private Placement. The Subscriber acknowledges and is aware of the following:

(a)	The Company has no operating history, and an investment in the Units is speculative and involves a high degree of risk of loss of the entire investment in the Company.

(b)	There are restrictions on the transferability of the Units. The Units will not be, and investors in the Company have no rights to require that the Units be, registered under the 1933 Act or any state securities laws; there will be no public (primary or secondary) market for the Units; and the undersigned will not be able to avail itself of the provisions of Rule 144 adopted by the SEC under the 1933 Act with respect to the resale of the Units.

(c)	No state or federal agency or other governmental authority has made any finding or determination as to the fairness of the terms of the offering and sale of the Units.

5.11	Certain ERISA and other Benefit Plan Matters. If the Subscriber is or will be (or is acting on behalf of any person or entity that is or will be) a Benefit Plan Investor (as such term is defined in Section C of the Subscriber Questionnaire) or a benefit plan that is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations (“Similar Law”) that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (each of the foregoing, together with Benefit Plan Investors, a “Plan”), then the Subscriber agrees to indicate on the questionnaire that it is a Benefit Plan Investor and further represents and agrees that (A) the decision to invest in the Company was made by a fiduciary of the Plan that has the authority and discretion to, and is duly authorized to, make a decision to invest in Units on behalf of the Plan, (B) the Plan’s acquisition of Units has been duly authorized in accordance with the plan documents governing such Plan, (C) the fiduciary authorizing the acquisition of the Units is responsible for exercising independent judgment in evaluating the acquisition and holding of the Units, has considered its fiduciary duties under Section 404 of ERISA and has concluded that the purchase of such Units is consistent with such duties and is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, (D) (I) the fiduciary authorizing the acquisition of Units is not related to the Adviser, the Administrator, the Company or any of their respective employees, representatives or affiliates, and (II) the none of the Adviser, the Administrator, the Company or any of their respective employees, representatives or affiliates have investment discretion with respect to the investment of the Plan’s assets in the Company, (E) the acquisition and the subsequent holding of such Units do not and will not constitute a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, that is not subject to an exemption contained in ERISA or adopted by the DOL thereunder, and (F) the provisions of any applicable Similar Law will not apply to the Company’s operation or management as a result of the Plan’s investment in Units and the acquisition and holding of Units will not result in a non-exempt prohibited transaction under any applicable Similar Law.

Subscription Agreement (All Subscribers)

The Subscriber agrees promptly to provide to the Company such information as the Company may from time to time reasonably request for purposes of determining whether the assets of the Company are “plan assets” (as defined in Section 3(42) of ERISA). The Subscriber expressly acknowledges that the Company has the authority, in its sole discretion, from time to time, to require capital contributions from Other Subscribers and not the Subscriber if the Company determines that the purchase of Units pursuant to a capital contribution, in the opinion of the Company, could result in the Company being subject to ERISA or Section 4975 of the Code.

If the Subscriber is acting on behalf of a Benefit Plan Investor, none of the Company, the Adviser, or any affiliate of any of the foregoing has acted as, or otherwise represented or acknowledged that it is acting as, a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to the Subscriber’s decision to purchase or hold any Units, and none of the Company, the Adviser, or any affiliate of any of the foregoing is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the acquisition or holding of any Units or shall at any time be relied upon as a fiduciary of the Subscriber (or, to the extent applicable, any of its underlying Benefit Plan Investors) with respect to any decision to purchase, or continue to hold, any Units.

The representations and warranties set forth in this Section 5.11 shall be deemed repeated and reaffirmed on each day the Subscriber holds its Units. Without limiting the remedies available in the event of a breach, if at any time during the term of the Subscriber’s investment in the Company the representations and warranties set forth in this Section 5.11 shall cease to be true, the Subscriber shall promptly notify the Company in writing. If at any time during the term of the Subscriber’s investment in the Company the Subscriber’s status as a Benefit Plan Investor changes, the Subscriber shall promptly notify the Company in writing.

5.12	Controlling Persons. Except as indicated on Question 4(i) of Section A of the Subscriber Questionnaire, the Subscriber is not a “controlling person” with respect to the Company.

5.13	Correctness of Information. All information furnished by the Subscriber on the signature page hereof, in the Subscriber Questionnaire, and in any U.S. Internal Revenue Service or other tax form (including any tax form attached hereto) delivered to the Company or the Adviser is true, accurate and complete as of (a) the date this Subscription Agreement is signed by the Subscriber and (b) the Closing Date, and shall be true, accurate and complete as of each date that the Subscriber purchases Units or receives a distribution from the Company. The Subscriber agrees to promptly notify the Company in the event that any such information shall cease to be true, accurate and complete. The Subscriber has delivered true and complete (as of the date of delivery) copies of the following organizational and authorization documents requested in the Subscriber Information Form attached hereto: (i) all organizational documents of the Subscriber, (ii) all documents authorizing the Subscriber to acquire Units in the Company and (iii) evidence of the authority of each person executing the documents referred to in Section 5.14 below to act on behalf of the Subscriber.

The Subscriber acknowledges that the Company is relying on the accuracy and completeness of the information furnished in this Subscription Agreement in connection with the Subscriber’s subscription, and that the Company may present this Subscription Agreement or such other information to such parties as the Company, in its sole discretion, deems appropriate if called upon, in each case to establish that (x) the proposed offer and sale of the Units is exempt from registration under the 1933 Act or meets the requirements of applicable U.S. state securities laws, (y) the Company is exempt from registration under the Investment Company Act or (z) the Company, the Adviser and their respective affiliates are in compliance with the Advisers Act. Furthermore, the Subscriber understands that the offering of Units may be reported to the SEC or to U.S. state securities or “blue sky” commissioners pursuant to the requirements of applicable U.S. federal law and of various U.S. state securities or “blue sky” laws or regulations (including to meet the requirements for an exemption from registration thereunder) or if the Company or the Adviser consider such disclosure necessary or appropriate in their normal course of business or to enable them properly to conduct their affairs.

Subscription Agreement (All Subscribers)

5.14	Power of Attorney. To the fullest extent permitted by applicable law, the Subscriber does hereby irrevocably constitute and appoint the officers of the Company with full power of substitution, acting jointly or severally, the true and lawful attorneys-in-fact and agent of the Subscriber, to execute, acknowledge, verify, swear to, deliver, record and file, in its or its assignee’s name, place and stead, all instruments, documents and certificates that may from time to time be required by the laws of the State of Delaware, the United States, the State of New York, any other jurisdiction in which the Company conducts or plans to conduct business, or any political subdivision or agency thereof or that the Company determines to be necessary or desirable, to effectuate, implement and continue the valid existence and investment and other activities of the Company, including the power and authority to execute, verify, swear to, acknowledge, deliver, record and file:

(a)	any and all filings required to be made by the Subscriber under the 1934 Act with respect to any of the Company’s securities that may be deemed to be beneficially owned by the Subscriber under the 1934 Act;

(b)	all certificates and other instruments deemed advisable by the Company to comply with (i) the provisions of this Subscription Agreement and (ii) applicable law and permit the Company to become or to continue as a business development company;

(c)	all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company;

(d)	all other instruments or papers not inconsistent with the terms of this Subscription Agreement that may be required by law to be filed on behalf of the Company;

(e)	certificates of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the State of Delaware and in all jurisdictions in which the Company conducts or plans to conduct business; and

(f)	any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effect the provisions of this Subscription Agreement or any Other Subscription Agreement and the purposes of the Company.

To the fullest extent permitted by applicable law, this power of attorney is irrevocable, is coupled with an interest and is given to secure the performance of obligations owed to the donee of the power hereunder and shall survive and not be affected by the death, dissolution, insolvency, bankruptcy, incapacity or disability of the Subscriber and shall extend to the Subscriber’s successors and assigns. To the fullest extent permitted by applicable law, any attempted revocation by a Subscriber of any power of attorney granted under this Subscription Agreement shall constitute a default by such Subscriber hereunder, and the Company shall be entitled to any right or remedy provided by law or equity in respect of such default, including the recovery from such Subscriber of all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company as a result of such default, and the institution of an action for specific performance of such Subscriber’s obligations hereunder (it being understood that a remedy at law may be inadequate in respect of such default). To the fullest extent permitted by applicable law, this power of attorney may be exercised by such attorney-in-fact and agent for all Subscribers (or any of them) by a single signature of any officer of the Company acting as attorney-in-fact with or without listing all of the Subscribers executing an instrument. Any person dealing with the Company may conclusively presume and rely upon the fact that any instrument referred to above, executed by such attorney-in-fact and agent, is authorized and binding, without further inquiry. If required, the Subscriber shall execute and deliver to the Company, within five Business Days after receipt of a request therefor, such further designations, powers of attorney or other instruments as the Company shall determine to be necessary for the purposes hereof consistent with the provisions of this agreement. To the fullest extent permitted by applicable law, the Subscriber hereby waives any and all defenses that may be available to contest, negate or disaffirm the actions of the Company taken in good faith under this power of attorney.

Subscription Agreement (All Subscribers)

5.15	Compliance with Anti-Money Laundering Regulations, etc. To comply with applicable U.S. and other anti-money laundering laws and regulations, all payments and contributions by the Subscriber to the Company and all payments and distributions to the Subscriber from the Company will only be made in the Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended by Title III of the USA PATRIOT Act, as further amended from time to time, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time (the “Bank Secrecy Act”).

The Subscriber acknowledges that, pursuant to anti-money laundering laws and regulations or requests from regulatory authorities within their respective jurisdictions, the Company, the Adviser and/or any administrator acting on behalf of the Company may be required to collect further documentation verifying the Subscriber’s identity, including, where Subscriber is a legal entity, Subscriber’s beneficial owner(s)1 and key controllers2 as defined by Financial Crimes Enforcement Network’s (“FinCEN”) U.S. Customer Due Diligence Rule, if applicable, and the source of funds used to purchase the Units before, and from time to time after, acceptance by the Company of this Subscription Agreement. The Subscriber agrees to provide the Company at any time it is a Unitholder with such information as the Company determines to be necessary or appropriate to comply with the anti-money laundering laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of Subscribers from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information. The Subscriber is advised that the Company may provide information to the FinCEN, a bureau of the U.S. Department of Treasury, and other U.S. government and state regulators, where appropriate, in connection with a request for information on behalf of a law enforcement agency investigating terrorist activity or money laundering.

The Company will use reasonable best efforts to not knowingly sell the Units to any natural person or entity acting, directly or indirectly, in contravention of any applicable anti-money laundering laws, regulations or conventions of the United States or other international jurisdictions, anti-bribery and corruption laws or regulations, or on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that are included on any relevant lists maintained by the United Nations, European Union, North Atlantic Treaty Organization, Financial Action Task Force on Money Laundering, Organization for Economic Cooperation and Development, Office of Foreign Assets Control of U.S. Department of the Treasury (“OFAC”), SEC, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency and U.S. Internal Revenue Service, or other similar or successor entities, in each case as may be amended from time to time; or on behalf of a foreign shell bank or a U.S. financial institution that has established, maintains, administers or manages an account in the United States for, or on behalf of, a foreign shell bank (“Prohibited Investments”).

The Subscriber represents and warrants that the proposed subscription for the Units, whether made on its own behalf or, if applicable, as an agent, trustee, representative, intermediary, nominee, or in a similar capacity on behalf of any other person or entity, nominee account or beneficial owner, whether a natural person or entity (each, an “Underlying Beneficial Owner”), is not a Prohibited Investment, and further represents and warrants that it will promptly notify the Company of any change in the Subscriber’s status or the status of any Underlying Beneficial Owner with respect to its representations and warranties regarding Prohibited Investments. The Subscriber further represents and warrants that neither the Subscriber nor any Underlying Beneficial Owner is on the List of Specially Designated Nationals and Blocked Persons or any U.S. Executive Order administered by OFAC. (See http://www.treas.gov/ofac), or any United Nations, European Union and HM Treasury sanctions lists, as amended from time to time. The Subscriber will provide the Company with additional anti-money laundering information and materials if requested, which may include a copy of the Subscriber’s policies and procedures relating to compliance with applicable anti-money laundering/OFAC rules and regulations.

1 Beneficial Owner(s) (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means each individual, who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more (10% or more for higher risk customers) of the equity interests of a legal entity Subscriber.

2 Key Controller (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means a single individual with significant responsibility to control, manage, or direct a legal entity Subscriber, including an executive officer or senior manager or any other individual who regularly performs similar functions.

Subscription Agreement (All Subscribers)

If the Subscriber is introducing the Underlying Beneficial Owner, the Subscriber has carried out thorough due diligence as to and established the identities of all Underlying Beneficial Owners (and, if an Underlying Beneficial Owner is not a natural person, the identities of any direct or indirect owner, or other investor, director, senior officer, trustee, beneficiary or grantor of such Underlying Beneficial Owner, or other person who controls such Underlying Beneficial Owner (to the extent applicable)) and their source of funds, in accordance with the anti-money laundering requirements of the Subscriber’s jurisdiction, holds the evidence of such identities, and will make such information available to the Company or the relevant regulatory authority upon their reasonable request. The Subscriber has taken all reasonable steps to ensure that its beneficial holders or underlying investors, as applicable, are able to certify to the representations hereunder.

The Subscriber represents and warrants that neither the Subscriber nor any Underlying Beneficial Owner, nor any Person directly or indirectly controlling, controlled by or under common control with the Subscriber; nor any Person having a beneficial interest in the Subscriber; nor any Person for whom the Subscriber acts as agent or nominee in connection with the Units; nor any officer, director, authorized person, controller, employee, agent or representative of the Subscriber (“Related Persons”):

(a)	is an individual or entity that is:

i.	named on any list of sanctions subjects or targets maintained by the United States Government including by the US Treasury Department's Office of Foreign Assets Control ("OFAC") and the U.S. Department of State, or pursuant to European Union ("EU") and/or United Kingdom ("UK") Regulations;

ii.	located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions imposed by the United Nations, the United States, the EU and/or the UK (including, without limitation, Crimea, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea or Syria); or

iii.	otherwise the subject or target of any sanctions administered, enforced or imposed by the United States Government (including OFAC and the U.S. Department of State), United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, a “Sanctions Subject”); or

(b)	is a Person otherwise identified as a terrorist organization on any relevant lists maintained by governmental authorities in any jurisdiction; or

(c)	is a resident in, or organized or chartered under the laws of (i) a jurisdiction that is designated by the U.S. Secretary of the Treasury under the USA PATRIOT Act as warranting special measures because of money laundering concerns or (ii) a jurisdiction that is designated as non-cooperative with international anti-money laundering efforts by a multinational or inter-governmental group such as the Financial Action Task Force;

Subscription Agreement (All Subscribers)

(d)	is a “Politically Exposed Person,”[3] “family member”[4] or “close associate” [5] of a Politically Exposed Person, or is acting on behalf of a Politically Exposed Person, or is a shell bank[6], except as otherwise disclosed to the Company in writing. Further, the Subscriber understands that enhanced due diligence may need to be undertaken and the Company reserves the right to decline the subscription, where the Subscriber or any person controlled by, under common control with or related to the Subscriber is a Politically Exposed Person, or a family member or close associate of a Politically Exposed Person, or is acting on behalf of a Politically Exposed Person; or

(e)	is a foreign shell bank or is a U.S. financial institution that has established, maintains, administers or manages an account in the United States for, or on behalf of, a foreign shell bank.

No part of the funds used by the Subscriber to invest in the Company or make any other payments to the Company has been, is, or will be, directly or indirectly derived from, or related to, any activities that contravene applicable laws and regulations, including Sanctions, anti-bribery and corruption, anti-money laundering, counter-terrorist financing or anti-boycott laws, rules and regulations.

The Subscriber represents and warrants that it is not named on a list of prohibited entities and individuals maintained under the European Union or United Kingdom regulations and is not operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the United Nations, the European Union or the United Kingdom.

The representations and warranties set forth in this Section 5.15 shall be deemed repeated and reaffirmed by the Subscriber as of each date that the Subscriber receives a distribution from the Company. If at any time while the Subscriber is a Unitholder the representations and warranties set forth in this Section 5.15 shall cease to be true, the Subscriber shall promptly so notify the Company in writing.

5.16	Tax Matters. The Subscriber agrees that it shall provide such information, cooperation and assistance, including but not limited to executing and filing forms or other statements (including making representations), as is reasonably requested by the Company to assist the Company or any entity in which the Company owns a direct or indirect interest to satisfy any applicable law or tax reporting or compliance requirements or to qualify for an exception from or reduced rate of tax or other tax benefit or be relieved of liability for any tax or to determine the extent of, and fulfill, its withholding obligations. The Subscriber agrees to furnish the Company with any representations and forms as shall reasonably be requested by the Company to assist it in obtaining any exemption, reduction or refund of any withholding or other taxes and other charges (i.e., penalties and interest) imposed by any taxing authority or other governmental agency upon the Company or amounts paid to the Company. The Subscriber represents that it has provided the Company with a correctly and fully completed and executed Form W-9 or an applicable Form W-8 and corresponding statements (as appropriate). The Subscriber agrees that, from time to time, as reasonably requested in writing by the Company or upon a change in circumstances that renders any Internal Revenue Service Form previously delivered obsolete, inaccurate in any material respect or invalid, the Subscriber shall deliver to the Company the applicable Internal Revenue Service Form, as updated. The Subscriber understands that the Company intends to elect or has elected to be treated as a “regulated investment company” within the meaning of Section 851 of the Code for U.S. federal income tax purposes. Pursuant to these elections, the Subscriber shall be required to furnish certain information to the Company as required under U.S. Treasury Regulation §1.852-6(a) and other regulations. If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it shall be required to include additional information on its income tax return as provided in U.S. Treasury Regulation § 1.852-7.

[3]	A “Politically Exposed Person” means (a) a person who is or has been entrusted with prominent functions by a foreign (non-Cayman Islands) country, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executive of a state owned corporation, and important political party official; (b) a person who is or has been entrusted domestically (in the Cayman Islands) with prominent public functions, for example a Head of State or of government, senior politician, senior government, judicial or military official, senior executives of a state owned corporation and important political party official; and (c) a person who is or has been entrusted with a prominent function by an international organization like a member of senior management, such as a director, a deputy director and a member of the board or equivalent functions.

[4]	A “family member" means the spouse, parent, sibling or child of a politically exposed person.

[5]	A “close associate" means any natural person who is known to hold the ownership or control of a legal instrument or person jointly with a politically exposed person, or who maintains some other kind of close business or personal relationship with a politically exposed person, or who holds the ownership or control of a legal instrument or person which is known to have been established to the benefit of a politically exposed person.

[6]	Shell bank (for purposes of this Subscription Agreement) means any institution that accepts currency for deposit and that (a) has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and (b) is unaffiliated with a regulated financial group that is subject to consolidated supervision.

Subscription Agreement (All Subscribers)

5.17	Non-U.S. Residents Only. If the Subscriber is a resident of one of the jurisdictions set forth on Annex 2 hereto, the Subscriber makes the representations specified on Annex 2 hereto for such jurisdiction.

5.18	Compliance with Regulation S: Subscriber represents that any beneficial interest in Subscriber’s Units will only be held, directly or indirectly, by natural persons or entities that are not U.S. Persons (as defined in Rule 902(k) under Regulation S).

5.19	Marijuana-Related Businesses. The Subscriber shall promptly notify the Company at MSIM.AML@morganstanley.com if the Subscriber is a “Marijuana-Related Business,”[7] is involved with a Marijuana-Related Business or derives revenue from or substantially invests in a Marijuana-Related Business.

5.20	Common Control. To the best of the Subscriber’s knowledge, the Subscriber does not control, and is not controlled by or under common control with, any Other Subscriber or Unitholder, except as disclosed in writing to the Company. If at any time while the Subscriber is a Unitholder the Subscriber controls, or is controlled by or under common control with, any Other Subscriber or Unitholder, the Subscriber shall promptly so notify the Company in writing.

5.21	LLC Agreement. The Subscriber acknowledges, agrees and confirms that the Subscriber (i) has received a copy of the LLC Agreement and has reviewed the same and understands its contents; and (ii) agrees to become a party to, to be bound by, and to comply with the terms, conditions and provisions of the LLC Agreement in the same manner as if Subscriber were an original signatory and named as a Member (as defined in the LLC Agreement) thereunder. The execution of this Subscription Agreement shall be deemed to be a counterpart signature to the LLC Agreement pursuant to Section 2.1(b) of the LLC Agreement.

5.22	Consent to Electronic Delivery. The Subscriber acknowledges that it has received this Subscription Agreement electronically as a pdf document and that it has read Section B of the Subscriber Questionnaire attached hereto relating to consents to electronic delivery of periodic reporting and/or tax information in respect of the Units.

6.	Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Subscriber, as of the Closing, that:

6.1	(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) the Company has all requisite power and authority to sell the Units as provided herein; (iii) the sale of the Units does not violate or conflict with any provision document or instrument by which the Company is bound as of the Closing; (iv) the sale of the Units has been duly authorized by all necessary action on the Company’s behalf; and (v) this Subscription Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company;

6.2	The Company will have full power to conduct its business as described in the Memorandum; and

6.3	Neither the execution nor the delivery of this Subscription Agreement, nor the consummation of the transactions as contemplated herein, nor compliance with the terms, conditions or provisions hereof will result in a breach or violation of any of the terms or provisions or constitute a default under any agreement or instrument to which the Company is a party.

7 For purposes of these Terms and Conditions, a “Marijuana-Related Business” includes: (1) an individual or entity directly involved in the manufacturing, production, sale or distribution of marijuana, whether medicinal, recreational, or any other use; (2) an individual or entity that derives a substantial source of wealth, compensation, revenue or income from marijuana-related activity (e.g., service providers that cater largely to Marijuana-Related Businesses, commercial lessors that lease property to Marijuana-Related Businesses, etc.); or (3) an individual or entity that is directly and predominately involved in supplying products, equipment or material intended or designed for use in furtherance of the manufacturing, production, sale, use or distribution of marijuana (e.g., marijuana LED grow-lights, marijuana grow tents, hydroponics, etc.).

Subscription Agreement (All Subscribers)

7.	Payment.

7.1	The Company intends to distribute all payments of wire transfers to the bank account in the name of the Subscriber from which funds were originally paid. Checks will not be used to make payments to the Subscriber, and checks will not be accepted from the Subscriber.

7.2	The Subscriber will make payments in accordance with the wire instructions set forth on Annex 5 hereto. The Subscriber represents that subscription funds will be wired to the Company from the account listed in the remitting wiring bank section of the Subscriber Questionnaire.

8.	Amendments and Waivers. This Subscription Agreement may be amended, and the observance of any provision hereof may be waived (either generally or in a particular instance and, to the fullest extent permitted by applicable law, either retroactively or prospectively), only with the written consent of the Subscriber and the Company.

9.	Survival of Representations and Warranties; Indemnity. All representations, warranties and covenants contained herein or made in writing by the Subscriber, or by or on behalf of the Company in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by or on behalf of the Company or the Subscriber, and the issue and sale of Units. Unless the Company agrees otherwise in writing, the Subscriber shall and hereby does indemnify and hold harmless the Company, the Adviser, the Administrator, their affiliates and their respective directors, officers, employees, representatives and agents (together, the “Indemnified Parties” and each, an “Indemnified Party”) from and against any and all losses, expenses, liabilities and other claims and damages relating to or arising out of any breach of any representation, warranty or covenant made by the Subscriber in this Subscription Agreement, except in the case of gross negligence, willful misconduct or fraud by such Indemnified Parties.

10.	No Joint Liability Among the Company, the Adviser and the Administrator. The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or for the accuracy of any representation of the Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

11.	Successors and Assigns. This Subscription Agreement is not transferable or assignable by the Subscriber, except with the Company’s consent. This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, successors and permitted assigns of the parties hereto.

12.	Notices. Each notice relating to this Subscription Agreement shall be in writing and shall be delivered (a) in person, by registered or certified mail or by private courier, overnight or next day express mail or (b) by fax, e-mail or other electronic means, with such confirmation as the Company deems appropriate under the circumstances. All notices to any Subscriber shall be delivered to such Subscriber at its last known address, fax number, e-mail address or other electronic “address,” as applicable, as set forth in the records of the Company. Subscriber may request to receive paper copies via regular mail by submitting a request to the Company. All notices to the Company shall be delivered to the Company c/o MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi. Any Subscriber may designate a new address, fax number, e-mail address and/or other electronic “address” for notices by giving written notice to that effect to the Company. The Company may designate a new address, fax number, e-mail address or other electronic “address” for notices by giving written notice to that effect to each of the Subscribers. Unless otherwise specifically provided in this Subscription Agreement, a notice given in accordance with the foregoing clause (a) shall be deemed to have been effectively given three Business Days, if to a domestic address, and ten Business Days if to an international address, after such notice is mailed by registered or certified first class mail, return receipt requested and postage pre-paid, and one Business Day after such notice is sent by FedEx or other one-day service provider, to the proper address, or when delivered in person or by delivery service pre-paid. Unless otherwise specifically provided in this Subscription Agreement, a notice given in accordance with the foregoing clause (b) shall be deemed to have been effectively given when sent and confirmed in such manner as the Company deems appropriate under the circumstances.

Subscription Agreement (All Subscribers)

13.	Applicable Law. THIS SUBSCRIPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

14.	Venue; Waiver of Jury Trial. To the fullest extent permitted by applicable law, and unless otherwise agreed by the Company in writing, the Subscriber hereby irrevocably and unconditionally (i) consents to and accepts for itself and in respect of its property, generally, the exclusive jurisdiction of the courts of the State of New York located in New York County or the U.S. District Court for the Southern District of New York located in New York County for the resolution of all matters arising out of or related to this Subscription Agreement and agrees that any legal action or proceeding arising out of or related to this Subscription Agreement seeking any relief whatsoever shall be brought in the foregoing courts and not in any other court in any other jurisdiction, (ii) waives any claim that such courts lack personal jurisdiction over it, and agrees not to plead or claim, in any legal action or proceeding arising out of or related to this Subscription Agreement, that such courts lack personal jurisdiction over it, (iii) waives any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or related to this Subscription Agreement brought in the aforesaid courts and hereby further irrevocably waives, to the fullest extent permitted by applicable law, and agrees not to plead or claim in any such court the claim that any such action or proceeding has been brought in an inconvenient forum and (iv) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THE SUBSCRIBER MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATED TO THIS SUBSCRIPTION AGREEMENT.

15.	Confidentiality.

15.1	Subscriber acknowledges that the Memorandum and other information relating to the Company, the Adviser, the Administrator and their respective affiliates (the “Confidential Information”) have been submitted to Subscriber on a confidential basis for use solely in connection with Subscriber’s consideration of the purchase of Units and Subscriber agrees to maintain the confidentiality of such Confidential Information. In addition, Confidential Information may include non-public information regarding any person in which the Company holds, or contemplates acquiring, any investments and non-public information regarding certain other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser. Subscriber agrees to comply with all laws, including securities laws, concerning Confidential Information, and Subscriber agrees that it shall not trade in the securities of any public issuer whose investment adviser is the Adviser or an affiliate of the Adviser or any issuer about which Subscriber receives material non-public information under this Subscription Agreement or in its capacity as a holder of Units and shall refrain from such trading until any material non-public information no longer constitutes material non-public information. Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), Subscriber shall not (a) reproduce the Memorandum or any other Confidential Information, in whole or in part, or (b) disclose the Memorandum or any other Confidential Information to any person who is not an affiliate of the Subscriber, or an employee, agent, advisor, or other representative of the Subscriber or its affiliates, as determined by the Company in its sole discretion, responsible for matters relating to the Company or who otherwise have a need to know such information in connection with their responsibilities with such Subscriber and who are under an obligation to keep such information confidential on the terms set forth herein; provided that a Subscriber so disclosing Confidential Information pursuant to this clause agrees to be responsible for any breach of the terms of this Section 15 by any such affiliate or representative, except to the extent (i) such information is in the public domain (other than as a result of any action or omission of Subscriber or any person to whom the Subscriber has disclosed such information) or (ii) such information in the opinion of legal counsel of the Subscriber (which such legal counsel, in the case of a Subscriber which is an institutional investor, may be staff or in-house counsel regularly employed by such institutional investor) is required by applicable law or regulation to be disclosed, in which case Subscriber shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 15, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 15, then Subscriber shall disclose only that portion of Confidential Information that Subscriber is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. Subscriber further agrees to return the Memorandum and any other information relating to the Company upon the Company’s request therefor. Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 15 by Subscriber and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

Subscription Agreement (All Subscribers)

15.2	To the extent that the Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement would potentially cause the Subscriber or any of its affiliates to disclose information relating to the Company, its affiliates and/or any of the Company’s investments, the Subscriber hereby agrees that it will promptly notify the Company of such requested disclosure, and the Subscriber (i) shall take commercially reasonable steps to oppose and prevent the requested disclosure unless (A) such Subscriber is advised by counsel (which in the case of a Subscriber that is an institutional investor may be in-house counsel regularly employed by such institutional investor) that there exists no reasonable basis on which to oppose such disclosure, (B) the Company does not object in writing to such disclosure within ten Business Days (or such lesser time period as stipulated by the applicable law) of such notice or (C) such disclosure solely relates to fund level, aggregate performance information (i.e., aggregate cash flows, total returns and the year of formation of the Company), and does not include (I) any Confidential Information relating to individual portfolio entities, (II) copies of this Subscription Agreement and related documents or (III) any other Confidential Information not referred to in clause (C) above; and (ii) acknowledges and agrees that notwithstanding any other provision of this Subscription Agreement the Company may in order to prevent any such potential disclosure that the Company determines in good faith is likely to occur (1) withhold all or any part of the information otherwise to be provided to the Subscriber other than the fund level, aggregate performance information specified in clause (C) above, (2) provide to the Subscriber access to such information only via an Internet website in password protected, non-downloadable- non-printable format, (3) to the maximum extent permitted by law, require the Subscriber to return any copies of any such information provided to it by the Company and/or (4) make any such information available to the Subscriber at the Company’s offices (or, at the request of the Company, the offices of counsel to the Company) or at the office of another third-party that has agreed to keep such information confidential; provided, that the Company shall not withhold any such information if the Subscriber confirms in writing to the Company, based on the advice of counsel, that compliance with the procedures provided for in this Section 15.2 is legally sufficient to prevent such potential disclosure. For greater certainty, it is understood that a Subscriber that is subject to FOIA, any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement and that maintains an established policy that was previously provided to the Company in writing, or regular practice with respect to the disclosure of the fund level, aggregate performance information permitted to be disclosed pursuant to clause (C) of this Section 15.2 may disclose such information without prior notice to the Company.

16.	Headings; Terms Generally. The cover page, the table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. When the words or phrases “include” and “including” and words or phrases of similar import are followed by a list of one or more items, such list shall be deemed to be illustrative only and shall not be deemed to be an exclusive listing. The word “shall” shall be construed to have the same meaning and effect as the word “will.”

Subscription Agreement (All Subscribers)

17.	Entire Agreement. This Subscription Agreement and the other agreements or documents referred to herein contain the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, covenants or other agreements except as set forth herein.

18.	Counterparts; Signatures. This Subscription Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. To the fullest extent permitted by law, any signature on the signature page of this Subscription Agreement may be an original or electronically transmitted signature. The Subscriber may execute the signature page of this Subscription Agreement by applying an electronic signature using DocuSign or any similar program required by the Company (the “Execution Program”). Where the Subscriber executes the Subscription Agreement using the Execution Program, the Subscriber acknowledges and confirms that:

18.1	the Execution Program, as applied to the Subscription Agreement employed authentication processes by which the reliability and valid delivery of the Subscriber’s electronic signature was determined (the “Authentication Processes”); and

18.2	the Subscriber considers that such Authentication Processes constituted reasonable steps on the part of the Company to verify the reliability of the Subscriber’s signature.

19.	Severability. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof, shall be severable.

20.	Third Party Rights. Notwithstanding any other term of this Subscription Agreement, the consent of any person who is not a party to this Subscription Agreement (including, without limitation, any Indemnified Party) is not required for any amendment to, or variation, release, rescission or termination of this Subscription Agreement.

Subscriber Questionnaire

Subscriber Questionnaire

The Subscriber understands that the Company is relying on the accuracy and completeness of the information furnished by the Subscriber, among other reasons, to establish that (i) the proposed offer and sale of the Units is exempt from registration under the 1933 Act, meets the requirements of applicable state securities laws, or both, (ii) the assets of the Company do not constitute “plan assets” for purposes of ERISA or any Similar Law, (iii) the proposed offer and sale of the Units is not a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code, or any Similar Law, and (iv) each of the Company, the Adviser and their respective affiliates is in compliance with any law, rule, regulation, executive order or policy applicable to such person (including without limitation any anti-money laundering laws, the USA PATRIOT Act or any privacy laws).

This Subscriber Questionnaire contains five parts. Prospective Subscribers should complete all applicable parts (including the Subscriber Signature Page) and provide additional documentation where indicated.

•	Section A: General Information (to be completed by all Subscribers)
•	Section B: Consent to Electronic Delivery of Periodic Reporting and/or Tax Information (to be completed by all Subscribers)
•	Section C: Supplemental Information for Entities (to be completed by all Subscribers that are entities)
•	Section D: Subscriber Signature Page (to be completed by all Subscribers)

Capitalized terms used but not otherwise defined herein shall respectively bear the meanings ascribed to them in the Subscription Agreement to which the Subscriber Questionnaire is attached.

S-1

Subscriber Questionnaire Section A: General Information (All Subscribers) S-2 1. Identity of Subscriber Full legal name of Subscriber: Telephone Number: Email Address: If IRA or Keogh Plan, natural person who established plan: Primary Subscriber Classification (check applicable category): ☐ Individual ☐ Tenants in Common ☐ Joint Tenants ☐ Tenants by the Entirety ☐ Community Property ☐ Individual Retirement Account (IRA)† ☐ 401(k) Account ☐ Keogh Plan ☐ General Partnership ☐ Limited Partnership ☐ Corporation ☐ Limited Liability Company ☐ Massachusetts or Similar Business Trust ☐ Foundation ☐ Private Foundation ☐ Estate ☐ Endowment ☐ Employee Benefit Plan ☐ Employee Benefit Plan Trust ☐ Personal Holding Company or Personal Investment Vehicle ☐ Trust Please Specify Type: ☐ Revocable Trust ☐ Complex Trust ☐ Simple Trust ☐ Grantor Trust ☐ Statutory Trust ☐ Non-Grantor Trust (other than Employee Benefit Plan Trust) - Please Specify Type: ☐ Financial Institution Please Specify FI Activities: ☐ Proprietary ☐ Non-Proprietary ☐ Charitable Organization *Please specify primary source of funding ☐ Other entity type - Please Specify Type: † If the Subscriber is an IRA, the Individual who established the IRA: (i) has directed the custodian or trustee of the Subscriber to execute the Subscription Agreement on the Subscriber Signature Page and (ii) has signed the signature page to this Subscription Agreement as such to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made by the Subscriber herein. Jurisdiction in which Subscriber received this Subscription Booklet (if United States, indicate state): Section A: To be completed by all subscribers

Subscriber Questionnaire Section A: General Information (All Subscribers) S-3 Business Address (for entities) or Residential Address (for individuals) (Note: A fixed address is required for anti-money laundering purposes; a Post Office box cannot be accepted): Number and Street Apt./Suite City State Zip Code Country Mailing Address (if different from above): Number and Street Apt./Suite City State Zip Code Country 2. Contact Information a) Primary Contact Name: (Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Name/Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.) Position or title: Company name: Mailing Address (if different from above): Number and Street Apt./Suite City State Zip Code Country Telephone Number: Email Address:

Subscriber Questionnaire Section A: General Information (All Subscribers) S-4 b) Additional Contact (Optional) If you would like to provide more than one additional contact, please attach the information to this subscription document Name: (Prefix: Mr., Mrs., Dr. etc.) (First Name) (Middle Name/Initial) (Last Name) (Suffix: Jr., III, Ph.D. etc.) Position or title: Company name: Mailing Address (if different from above): Number and Street Apt./Suite City State Zip Code Country Telephone Number: Email Address: c) Delivery Information for Communications with Subscriber Please check the appropriate box to indicate to whom the listed information is to be sent. All Contacts Primary Contact Morgan Stanley Contact Additional Contact Drawdown/Distribution/ Fee Notices ☐ ☐ ☐ ☐ Quarterly Reporting (Statements & Reports) ☐ ☐ ☐ ☐ Tax Related Information (1099-DIV, etc.) ☐ ☐ ☐ ☐ 3. Wire Payment Information Please provide bank wire instructions. Required Items Bank Wire Payment Information Beneficiary Bank Name: Beneficiary Bank Country (location):

Subscriber Questionnaire Section A: General Information (All Subscribers) S-5 Beneficiary Bank ABA/Routing Number or SWIFT Code ABA Routing Number (nnn-nnn-nnn): SWIFT Code: Beneficiary Account Name: Beneficiary Account Number: Reference Information: If your bank account resides outside of the United States, you must provide U.S. Intermediary wire instructions below U.S. Intermediary Bank Name: U.S. Intermediary Bank Address: U.S. Intermediary Bank ABA/Routing Number or SWIFT Code ABA Routing Number (nnn-nnn-nnn): SWIFT Code: U.S. Intermediary Bank Account Number: (If ABA = “021-000-089” or SWIFT = “CITIUS33”, then “Intermediary Account #” must be completed) a) Please provide a brief explanation of source of funds for this investment: b) Please indicate whether you are borrowing or are otherwise financing your acquisition of Units hereunder. ☐ Yes ☐ No If answered “Yes,” please indicate the amount financed and what, if any, collateral was given to secure the financing: 4. Additional Information a) Please provide the Subscriber’s jurisdiction of residence for tax purposes. (city, state, country)

Subscriber Questionnaire Section A: General Information (All Subscribers) S-6 b) United States tax status (choose one): ☐ Individual/sole proprietor or single-member LLC ☐ C-Corporation ☐ S-Corporation ☐ Partnership ☐ Trust/Estate ☐ Simple Trust ☐ Grantor Trust ☐ Complex Trust ☐ Limited Liability Company ☐ Central Bank of Issue ☐ Private Foundation ☐ Disregarded Entity ☐ Government ☐ Tax-Exempt Organization ☐ Other (please explain): NOTE: If the answer to Question 4(d) is yes, complete Politically Exposed Persons (“PEP”) Questionnaire in Appendix 2. ☐ Yes ☐ No c) Is the Subscriber treated as a partnership or a disregarded entity for U.S. federal income tax purposes? ☐ Yes ☐ No d) Is the Subscriber or any related person of the Subscriber, including any underlying beneficial owner or control person or any person for whom the Subscriber acts as agent/nominee in connection with an investment, a Politically Exposed Person (or an immediate family member or close associate of a Politically Exposed Person), as defined in Annex 1? NOTE: Public officials acting in their official capacity when establishing a relationship between a government entity and the Company are excluded from the definition of a “Politically Exposed Person” ☐ Yes ☐ No e) Is the Subscriber a Marijuana-Related Business8 , involved with a Marijuana-Related Business, or derives revenue from or substantially invests in a Marijuana-Related Business? ☐ Yes ☐ No f) Is the Subscriber or any Underlying Beneficial Owner of the Subscriber an employee, “affiliate” or director of Morgan Stanley or of any affiliate of Morgan Stanley? For purposes of this paragraph, the term “affiliate” shall include any person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Morgan Stanley. NOTE: If the answer to Question 4(f) is “Yes,” please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet. ☐ Yes ☐ No g) Is the Subscriber currently a senior officer, director or owner of 10% or more of the voting shares of a public company or other person identifiable as a “Corporate Insider” of a public company? 8 A Marijuana-Related Business includes: 1) an individual or entity directly involved in the manufacturing, production, sale or distribution of marijuana, whether for medicinal, recreational, or any other use; 2) an individual or entity that derives a substantial source of wealth, compensation, revenue or income from marijuana-related activity (e.g., service providers that cater largely to Marijuana-Related Businesses, commercial lessors that lease property to Marijuana-Related Businesses, etc.); or 3) an individual or entity that is directly and predominantly involved in supplying products, equipment or material intended or designed for use in furtherance of the manufacturing, production, sale, use or distribution of marijuana (e.g., marijuana LED grow-lights, marijuana grow tents, hydroponics, etc.).

Subscriber Questionnaire Section A: General Information (All Subscribers) S-7 If the answer to Question 4(g) is “Yes”, please identify the name of the public company and the Subscriber’s relationship to that company: Name: Relationship: In addition, if the answer to Question 4(g) is “Yes” the Subscriber agrees to update the Company as to any change in their status as above referenced “Corporate Insider.” ☐ Yes ☐ No h) Is the Subscriber acting on behalf of one or more Underlying Beneficial Owner(s)? A Subscriber acts on behalf of one or more Underlying Beneficial Owner(s) if the Subscriber is acting as an agent, representative, intermediary, nominee or in a similar capacity for any other person, nominee account or beneficial owner, whether a natural person or Entity (each such natural person or Entity, an “Underlying Beneficial Owner”) If the answer to Question 4(h) is “Yes,” please indicate the following: ☐ Yes ☐ No (i) The representations, warranties and agreements made in this Subscription Booklet, including the representations and warranties contained in the Subscription Agreement and the information contained in this Subscriber Questionnaire, are true, complete and accurate with respect to the Underlying Beneficial Owner(s). ☐ Yes ☐ No (ii) Was any Underlying Beneficial Owner formed for the specific purpose of purchasing the Units? ☐ Yes ☐ No (iii)Does any Underlying Beneficial Owner’s allocable portion of the Capital Contribution constitute 25% or more of such Underlying Beneficial Owner’s total assets, or 25% or more of such Underlying Beneficial Owner’s committed capital? ☐ Yes ☐ No (iv) Is any Underlying Beneficial Owner (i) a participant-directed contribution plan (such as a 401(k) plan) or (ii) a partnership or other investment vehicle (x) in which its partners or participants have or will have any discretion to determine whether or how much of such Underlying Beneficial Owner’s assets are invested in any investment made or to be made by such Underlying Beneficial Owner (including the Subscriber’s Capital Contribution) or (y) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company? NOTE: If the answer to Question 4(h) (iii), (iv) or (v) above is “Yes,” with respect to any Underlying Beneficial Owner, each beneficial owner of such Underlying Beneficial Owner must complete a copy of this Subscriber Questionnaire (as if such person were directly purchasing the Units). ☐ Yes ☐ No i) Is the Subscriber or any Underlying Beneficial Owner, or will the Subscriber or any Underlying Beneficial Owner be, a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company, or an “affiliate” of such a person? For purposes of this representation, an “affiliate” of any person is any person controlling, controlled by or under common control with such first person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

Subscriber Questionnaire Section A: General Information (All Subscribers) S-8 ☐ Yes ☐ No j) Is the Subscriber a private investment company that is not registered under the Investment Company Act in reliance on Sections 3(c)(1) or 3(c)(7) thereof? If the answer to Question 4(j) is “Yes,” please indicate the following: ☐ Yes ☐ No (i) Was the Subscriber formed on or before April 30, 1996? If the answer to Question 4(j)(i) is “Yes,” please indicate the following: ☐ Yes ☐ No (ii) Has the Subscriber obtained consent of its indirect and direct Underlying Beneficial Owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the Investment Company Act and the rules and regulations thereunder?

Subscriber Questionnaire Section B: Consent to Electronic Delivery of Periodic Reporting and Tax Information (All Subscribers) S-9 Consent to Electronic Delivery of Periodic Reporting and/or Tax Information For Primary Contact of Subscriber • If you choose not to consent to electronic delivery of periodic reporting (including statements, commentary and notices) and/or tax information via the Company’s investor portal (the “Investor Portal”) or if you subsequently withdraw your consent to such electronic delivery, paper copies of such periodic reporting or tax information will be furnished to you via U.S. Mail or UPS / FedEx. • Such consent applies to all periodic reporting or tax information, as applicable, required to be furnished to you by the Company after this consent is given until you withdraw consent. • Notwithstanding your consent, you are entitled to receive paper copies of such periodic reporting and tax information upon request. The Company will NOT treat your request for paper copies as a withdrawal of consent. If you wish to withdraw consent, you understand that you must do so affirmatively. • You may withdraw consent by contacting MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to Orit.Mizrachi@morganstanley.com. The withdrawal of consent will be effective within 60 (sixty) calendar days of receipt by the Company and will be confirmed in writing by the Company (including the date on which the withdrawal will take effect). A withdrawal of consent does not apply to any periodic reporting or tax information that was furnished electronically before the withdrawal takes effect. • You can contact MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to Orit.Mizrachi@morganstanley.com to communicate any changes in your contact information. The Company will email you if the contact information for the Company changes. • If the Subscriber has received the Subscription Booklet (including this Subscriber Questionnaire) as a pdf (portable document format) file in an email attachment or in any other electronic format, the receipt thereof reasonably demonstrates that the Subscriber can access any tax information in the electronic format in which it will be furnished to the Subscriber. If the Subscriber received the Subscription Booklet in a non-electronic format, the Subscriber confirms that it consents to electronic delivery of any tax information in respect of the Units and that it is able to access documents delivered through electronic means. • If you consent to the electronic delivery of periodic reporting and/or tax information via the Investor Portal, such periodic reporting and/or tax information may be posted to the Investor Portal as a PDF (portable document format) file. You may download a free copy of Adobe Acrobat Reader, which will allow you to view any such periodic reporting and/or tax information, by visiting http://get.adobe.com/reader. This page contains information about the system requirements needed to use the software. Alternatively, you may be able to use an alternative PDF reader software. Certain tax information may be required to be printed and attached to a federal, state, or local income tax return. For all Contacts of Subscriber other than the Primary Contact • All periodic reporting (including statements, commentary and notices) and/or tax information to be provided to you will be delivered electronically via the Investor Portal. Paper copies of such periodic reporting or tax information will not be furnished to you via U.S. Mail or UPS / FedEx, even if you no Section B: To be completed by all subscribers

Subscriber Questionnaire Section B: Consent to Electronic Delivery of Periodic Reporting and Tax Information (All Subscribers) S-10 longer wish to continue receiving such period reporting or tax information electronically via the Investor Portal. • You can contact MS Capital Partners Adviser Inc., 1585 Broadway, New York, NY 10036, Attn: Morgan Stanley Investor Servicing Team (or at such updated address as the Company may communicate to the Subscribers from time to time), or via email to Orit.Mizrachi@morganstanley.com, to communicate any changes in your contact information. The Company will email you if the contact information for the Company changes. • The periodic reporting and/or tax information delivered to you electronically via the Investor Portal may be posted to the Investor Portal as a PDF (portable document format) file. You may download a free copy of Adobe Acrobat Reader, which will allow you to view any such periodic reporting and/or tax information, by visiting http://get.adobe.com/reader. This page contains information about the system requirements needed to use the software. Alternatively, you may be able to use an alternative PDF reader software. Certain tax information may be required to be printed and attached to a federal, state, or local income tax return. Instructions: Please check the box below and reply to the email by which the Subscriber received this Subscription Agreement (including a copy of the completed consent) or upload the signed consent to the secure website through which the Subscriber downloaded this Subscription Agreement to confirm that (a) the Subscriber consents to electronic receipt of periodic reporting and/or tax information in respect of its Units in the Company and (b) the Subscriber is able to open the pdf document sent to the Subscriber’s email address or posted to the Company’s secure website. ☐ I consent to electronic delivery of any tax information circulated by the Company on such terms and conditions as described in this Consent to Electronic Delivery of Periodic Reporting and/or Tax Information form.

Subscriber Questionnaire Section B: Consent to Electronic Delivery of Periodic Reporting and Tax Information (All Subscribers) S-11 Affirmative Indication of Independent Judgment (Pursuant to FINRA Rule 2111)9 In connection with the proposed investment in the Company, the undersigned, on behalf of the Subscriber, acknowledges and represents to Morgan Stanley & Co. LLC, a registered broker-dealer, and any affiliated broker-dealers that may assist in the placement of Units (collectively, “Morgan Stanley”) that: ☐ Yes ☐ No 1) The Subscriber qualifies as an Institutional Account, as defined in FINRA Rule 4512(c):10 If the Subscriber answers “Yes” to Question 1 above, Subscriber hereby represents and warrants as follows: a) The Subscriber (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including private equity funds and other alternative investments; and (ii) will exercise independent judgment in evaluating an investment in the Company, unless it has otherwise notified Morgan Stanley in writing; b) The Subscriber has consulted appropriate internal and/or external advisers to the Subscriber, other than Morgan Stanley, in connection with the Subscriber’s investment in the Company; c) The Subscriber will notify Morgan Stanley immediately at the address below if anything in this Subscriber Questionnaire ceases to be true; and d) The signatory below is authorized to sign on behalf of the Subscriber named below. ☐ Yes ☐ No 2) Is the Subscriber a client of Morgan Stanley Private Wealth Management Ltd., Morgan Stanley Bank International Limited, Bank Morgan Stanley AG, Bank Morgan Stanley AG, Hong Kong Branch (or Morgan Stanley Asia Limited, as the case may be) or Bank Morgan Stanley AG, Singapore Branch (or Morgan Stanley Asia (Singapore) Pte., as the case may be)? By executing this subscription booklet, the undersigned affirms that the above statements are accurate but does not waive any rights afforded under U.S. federal or state securities laws, including any rights under Section 10(b) of the 1934 Act and the rules and regulations promulgated thereunder. NOTE: This letter shall apply with respect to an investment in the Company by the Subscriber, whether for its own account or for the account of any beneficial owner that has delegated decision making authority to the Subscriber. If you cannot respond to Question 1 or 2 above, please contact the person listed in Section 4 of the “General Instructions” in the Subscription Booklet. 9 Available at http://www.finra.org/Industry/Regulation/FINRARules/. 10 “Institutional Account” means the account of: (1) a bank, savings and loan association, insurance company or registered investment company; (2) an investment adviser registered either with the SEC under Section 203 of the Investment Advisers Act or with a state securities commission (or any agency or office performing like functions); or (3) any other person (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million as of the date of execution of this Certificate whether such assets are invested for such person’s own account or under management for the account of others.

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-12 To be completed by, or on behalf of, a Subscriber that is a corporation, partnership, limited liability company, trust or other association or entity, including an individual retirement account (“IRA”), 401(k) account or Keogh Plan subscribing in its own name, but not including cases where a natural person is subscribing in his/her own name using the assets of an IRA, 401(k) account or Keogh Plan. 1. Supplemental General Information Full legal name of subscriber (First & Last Name) Date of incorporation or formation (mm/dd/yyyy): State of Incorporation or Formation: Country of Incorporation or Formation: Government-Issued Identification: Provide – Type of ID (e.g. EIN, TIN, Co. Registration Number, taxpayer identification number, Company Registration Number, Passport Number, etc.) / ID Number / and Country of Issuance: / / (Type of ID) (ID Number) (Country of Issuance) Nature of business: Jurisdictions of Markets Served (Charity/Foundation/Financial Institution clients “only”) Settlor/Grantor #1- Name Address Country of Domicile Date of Birth Government Issued ID# Citizenship Source of Wealth Settlor/Grantor #2 - Name Address Country of Domicile Date of Birth Government Issued ID# Citizenship Source of Wealth Source of Funds 2. Beneficial owner information of Subscriber ☐ Yes ☐ No ☐ N/A a) If the Subscriber is a privately held entity and is not a trust, do any of the Subscriber’s beneficial owners, directly or indirectly through Section C: To be completed by subscribers that are entities only

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-13 intermediaries, hold 10% or more of any voting or non-voting class of the Subscriber’s equity interests? ☐ Yes ☐ No ☐ N/A b) If the Subscriber is a trust, does the Subscriber have any beneficiaries, settlors/grantors and/or trustees that have, directly or indirectly, an equity interest of 10% or more in the trust? ☐ Yes ☐ No c) Is the Subscriber subscribing for Units with the intent to sell or transfer the Units to any other person or persons? If the answer is “Yes” to Question 2(c), please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet 3. Anti-Money Laundering Information ☐ Yes ☐ No a) Is the Subscriber a fund-of-funds entity? ☐ Yes ☐ No b) Are the Units being purchased by an agent, nominee, trustee, custodian or otherwise on behalf of, or for the account of, third parties? If yes, Anti-Money Laundering documentation, as outlined in Appendix 2, should also be provided for the underlying party. ☐ Yes ☐ No c) Will any other person or persons other than the Subscriber have a beneficial interest in the Units acquired (other than as a shareholder, partner, member, trust beneficiary or other beneficial owner of equity interests in the Subscriber)? Please refer to Investor Anti-Money Laundering Documentation Supplement in Appendix 2 for required documentation to be provided.

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-14 4. Benefit Plan Accounts ☐ Yes ☐ No a) Is the Subscriber, or will the Subscriber be, a “Benefit Plan Investor”? A Benefit Plan Investor is defined as: (i) any employee benefit plan subject to Part 4 of Title I of ERISA; (ii) any plan to which Code Section 4975 applies (which includes a trust described in Code Section 401(a) that is exempt from tax under Code Section 501(a), a plan described in Code Section 403(a), an IRA or annuity described in Code Section 408 or Section 408A, a medical savings account described in Code Section 220(d), a health savings account described in Code Section 223(d) and an education savings account described in Code Section 530); (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (generally because 25 percent or more of a class of equity interests in the entity is owned by plans). Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” and (except if the entity is an investment company registered under the Investment Company Act) the assets of any insurance company separate account or bank common or collective trust in which plans invest, as well as entities deemed to hold the assets of any of the foregoing accounts. b) If the answer to Question 4(a) is “Yes”, please indicate whether: ☐ Yes ☐ No ☐ Yes ☐ No ☐ Yes ☐ No (1) The Subscriber is or will be an “employee benefit plan,” as defined in Section 3(3) of ERISA that is subject to the fiduciary responsibility provisions of ERISA. (2) The Subscriber is or will be a “plan” as defined in and that is subject to Section 4975 of the Code, including, for example, an IRA. (3) The Subscriber is, or will be, an entity, including an insurance company separate or general account or an investment fund, the underlying assets of which include “plan assets” that are subject to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code by reason of a plan’s investment in such entity. (4) If the Subscriber answered “Yes” to 4(b)(3) above, the percentage of the assets of the Subscriber that are held on behalf of Benefit Plan Investors subject to Part 4 of Subtitle B of Title I of ERISA or Section 4975 of the Code during the period of investment in the Company do not, and will not, exceed: % If the answer to Question 4(b)(2) is “Yes”, the Subscriber MUST complete Section C of the Subscriber Questionnaire and the Additional Representation with Respect to Investment for an IRA on the Subscriber Signature Page. ☐ Yes ☐ No c) Is the Subscriber (i) a bank as defined in section 202 of the Investment Advisers Act or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (ii) an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (iii) an investment adviser registered under the Investment Advisers Act or, if not registered as an investment adviser under the Investment Advisers Act by reason of paragraph (1) of section 203A of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-15 business; (iv) a broker-dealer registered under the 1934 Act, or (v) an independent fiduciary that holds, or has under management or control at least $50 million? ☐ Yes ☐ No d) If the Subscriber is not a Benefit Plan Investor subject to Title I of ERISA or Section 4975 of the Code, please indicate whether such Subscriber is or will be subject to any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code that would apply to the management or operation of the Company as a result of the Subscriber’s investment in the Company.

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-16 5. Additional Information (all questions from 5(a) through 5(h) must be answered) ☐ Yes ☐ No a) Was the Subscriber formed for the specific purpose of acquiring the Units? If the answer to 5(a) is “Yes”, please notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet and attach as an exhibit to this Subscription Booklet a completed Subscriber Questionnaire for each beneficial owner of the Subscriber. ☐ Yes ☐ No b) Is the Subscriber a participant-directed defined contribution plan (such as a 401(k) plan) or a partnership or other investment vehicle (i) in which its partners or participants have or will have any discretion to determine whether or how much of the Subscriber’s assets are invested in any investment made or to be made by the Subscriber (including the Subscriber’s Capital Contribution) or (ii) that is otherwise an entity managed to facilitate the individual decisions of its beneficial owners to invest in the Company? If the answer to 5(b) is “Yes”, please attach as an exhibit to this Subscription Booklet a completed Subscriber Questionnaire for each Beneficial Owner of the Subscriber. ☐ Yes ☐ No c) Is the Subscriber subject to the Bank Holding Company Act (the “BHC Act”) or directly or indirectly “controlled” (as that term is defined in the BHC Act) by a company that is subject to the BHC Act under the BHC Act? ☐ Yes ☐ No d) Does the Subscriber intend to enter, or has entered into, a swap, structured note or other derivative instrument with any third party, the return from which is or will be based in whole or in part on the return of the Company? ☐ Yes ☐ No If “Yes”, does any such third party include a Benefit Plan Investor (as defined in 4(b) above)? If the answer to 5(d) is “Yes,” each counterparty that is an entity must complete a copy of this Subscriber Questionnaire, in each case as if such counterparty were directly purchasing the Units. ☐ Yes ☐ No e) If the Subscriber is a grantor trust and is a “United States person” for U.S. federal income tax purposes (as defined in Annex 1), the Subscriber is submitting such documentation (e.g., Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI, W-8EXP or W-9) and information pertaining to each grantor or other owner that permits the Company to reliably associate each such grantor’s or other owner’s indirect share of the Company’s income with such grantor or other person. ☐ Yes ☐ No f) Is the Subscriber or any Underlying Beneficial Owner subject to the U.S. Freedom of Information Act, Section 552(a) of Title 5, United States Code (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws with similar intent or effect to FOIA, or any other similar statutory or legal right that might result in the disclosure of confidential information relating to the Company? If the answer to 5(f) is “Yes,” please indicate the relevant laws to which the Subscriber (or any Underlying Beneficial Owner) is subject and provide any additional explanatory information in the space provided below.

Subscriber Questionnaire Section C: Supplemental Information for Entities (Entities only) S-17 ☐ Yes ☐ No g) To the best of the Subscriber’s knowledge, does the Subscriber control, or is the Subscriber controlled by or under common control with, any other investor in the Company? If the answer to 5(g) is “Yes,” please identify such related investor(s) below. ☐ Yes ☐ No h) Will any other person or persons have a beneficial interest in the Units to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Subscriber)? (By way of example, and not limitation, “nominee” Subscribers or Subscribers who have entered into swap or other synthetic or derivate instruments or arrangements with regard to the Units to be acquired herein would be required to check “Yes” to the left.)

Section D: Subscriber Signature Page (if applicable) S-18 Subscriber Signature Page To be signed by all subscribers: Execution of this signature page constitutes execution by the Subscriber of this Subscription Booklet. This Subscription Agreement shall become a binding agreement between the Subscriber and the Company on the date accepted by the Company. With the signature(s) below, the Subscriber acknowledges, represents and agrees that it has carefully read, and is familiar with, this Subscription Booklet and the Memorandum, and agrees that signing below constitutes the receipt and agreement to the terms of this Subscription Booklet and the execution of this Subscription Booklet. The Subscriber hereby confirms that the information provided in the Subscriber Questionnaire and all of its representations, warranties and agreements set forth in this Subscription Agreement and other documents constituting the Subscription Booklet (including Appendices and Annexes hereto) are true, correct and complete. The Subscriber hereby confirms that the signatory hereto has the authority to sign this document on behalf of the Subscriber. By signing this signature page, the Subscriber hereby gives power of attorney to the officers of the Company to execute certain documents on the Subscriber’s behalf. Please refer to Section 5.14 on pages 6-7 of the Subscription Agreement. The Subscriber acknowledges that it has received from LGAM Private Credit LLC copies of the following: • Confidential Private Placement Memorandum • Certificate of Formation • LLC Agreement • Subscription Booklet Please write in your capital contribution amount in the line below and fill in the date of signature in the bolded sentence below. Subscriber’s Capital Contribution is $ IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Booklet, this day of , 20 Section D: Subscriber Signature Pages (all subscribers)

Section D: Subscriber Signature Page (if applicable) S-19 Subscriber Signature Page (cont’d) Partnership, Corporation, Limited Liability Company, Trust, Custodial Account, Other Investor: Print Full Legal Name of Subscriber Signature of Authorized Signatory Print Name of Authorized Signatory Print Title of Authorized Signatory

Form of Company Acceptance of Subscription S-20 Form of Company Acceptance of Subscription Dear [Subscriber], This letter confirms your Capital Contribution to LGAM Private Credit LLC (the “Company”) was accepted by the Company in the amount of $[AMOUNT] effective as of [DATE] pursuant to the terms and conditions set forth in the subscription agreement executed by you. Very truly yours, LGAM Private Credit LLC By:________________________________ Name: Title:

Appendix 1 App 1-1 Read the instructions to the applicable Internal Revenue Service Tax Forms. The relevant IRS Forms and their instructions can also be accessed on the IRS website at http://www.irs.gov. − If the Subscriber is a “United States person” for U.S. federal income tax purposes (e.g., a U.S. citizen or a U.S. resident), please complete and execute Form W-9 in accordance with the instructions accompanying the form. − If the Subscriber is not a “United States person” for U.S. federal income tax purposes (e.g., a nonresident alien), please complete and execute Form W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable. If the Subscriber is claiming benefits under an income tax treaty, please provide a U.S. taxpayer identification number on Form W-8BEN or Form W-8BEN-E, as applicable. − Please note that if the W-8BEN, Form W-8BEN-E, Form W-8IMY, Form W-8EXP or Form W-8ECI, as applicable, does not contain such U.S. taxpayer identification number or is otherwise missing information or has been incorrectly filled out, the income tax treaty benefits claimed will not be applied. Instead the Company will withhold at full U.S. tax rates. Attached are eight different tax forms. These tax forms and their instructions can also be accessed on the IRS website at http://www.irs.gov. Please read the guidelines below and the instructions accompanying the forms to determine which form(s) applies to the Subscriber, and then complete and execute the relevant form(s) in accordance with such instructions. In the case of joint investors, each investor must complete and execute the relevant form. If the Subscriber is not a United States person, the Subscriber should notify the contact listed in Section 4 of the “General Instructions” in the Subscription Booklet. FATCA Compliance: In order to comply with the FATCA rules and avoid the imposition of U.S. federal withholding tax, the Company requires Subscribers to provide additional information as described in the Subscription Agreement and may from time to time require further information or documentation from the Subscriber and, if and to the extent required under FATCA, the Subscriber’s direct and indirect beneficial owners (if any), relating to or establishing such person’s identity, residence (or jurisdiction of formation) and income tax status, and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Subscriber hereby agrees to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Subscriber not providing all requested information and documentation in a timely manner. The Subscriber shall have no claim against the Company for any form of damages or liability as a result of any of the aforementioned actions. Appendix 1: Internal Revenue Service Form W-9 and W-8BEN

Appendix 2 App 2-1 1. Is the Subscriber or related individual a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)? Yes ☐ No ☐ If the answer is YES, please provide the following: Official title/position(s) (current and former): Dates of Service: Country from which PEP Derives Status: Salary/compensation from official duties (current role only): Other sources of wealth/income: 2. Is the Subscriber or related individual an immediate family member of a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)? Yes ☐ No ☐ If the answer is YES, please provide the following: Full Name of Public Figure: Relationship to Client: Official title/position(s) (current and former): Dates of Service: Country from which PEP Derives Status: 3. Is the Subscriber or related individual a known close associate of a current or former public figure (as defined under “Politically Exposed Person” in Annex 1)? Yes ☐ No ☐ If the answer is YES, please provide the following: Full Name of Public Figure: Relationship to Client: Official title/position(s) (current and former): Dates of Service: Country from which PEP Derives Status: Appendix 2: Politically Exposed Persons (“PEP”) Questionnaire

Appendix 2 App 2-2 To comply with applicable Anti-Money Laundering (“AML”) legislation and regulations, Morgan Stanley is required to conduct due diligence on all investors. The attached supplement includes guidance on the specific information and documentary evidence required on each investor. In all cases, Morgan Stanley reserves the right to request any further information we deem necessary for AML purposes. Please note that this list is not exhaustive, as additional documentation may be required based on specific criteria identified at onboarding. All Non U.S. Wealth Management subscribers must review and provide the applicable documents below: Investor Type Required Documentation Individuals • Valid government issued ID (e.g. passport, driver’s license, etc.) • Proof of residential address • Source of wealth/source of funds Personal Holding Company • Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.) • Identification of layers of organizational structure down to ultimate individual owner(s) • Authorized Signatory list, including name and country of domicile • Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3) - Documentation requirements for individuals apply to each beneficial owner and key controller identified Trust • First and signature pages of Trust Agreement • Documentation identifying the Trustee/Protector (can be Trust Agreement) - Documentation requirements for individuals apply to each Trustee/Protector identified - A formation document is required for any corporate Trustee/Protector identified • Documentation identifying the Grantor/Settlor/Donor (can be Trust Agreement) - Documentation requirements for individuals apply to each Grantor/Settlor/Donor identified * For Statutory Trusts created by a filing with a Secretary of State or similar office (i.e., REITS), please contact GFC Partnership • Documentation showing formation of the entity (e.g. Partnership Agreement, etc.) • Identification of layers of organizational structure down to Ultimate Beneficial Owner(s) holding 10% or more of the equity interests • Certification for Beneficial Owners and Key Controller of Legal Entity Customer (Complete Appendix 3) - Documentation requirements for individuals apply to each beneficial owner and key controller identified Appendix 2 (cont’d) Investor Anti-Money Laundering Documentation Supplement

Appendix 2 App 2-3 Appendix 2 (cont’d) Investor Anti-Money Laundering Documentation Supplement Investor Type Required Documentation Private Corporation, Company or Limited Liability Company • Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.) • Identification of layers of organizational structure down to Ultimate Beneficial Owner(s) holding 10% or more • Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3) - Documentation requirements for individuals apply to each beneficial owner and key controller identified Pension Fund • Documentation showing formation of the entity (e.g. Trust Agreement, etc.) • Proof of regulation, if applicable Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3) - Documentation requirements for individuals apply to each beneficial owner and key controller identified • Identification of the Plan Sponsor, including documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.) • Pension Fund Questionnaire Collective Investment Scheme / Pooled Investment Vehicle • Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.) • Fund structure • Investment Adviser: Full legal name and proof of regulation • Certification for Beneficial Owners and Key Controller of Legal Entity Customers (Complete Appendix 3) – {Not required if fund is managed by a SEC Registered Investment Adviser} - Documentation requirements for individuals apply to each beneficial owner and key controller identified • Full legal name of entity performing KYC on fund’s investors • Collective Investment Scheme Questionnaire • Collective Investment Scheme Sanctions Questionnaire Charity/ Charitable Foundation/ Religious Organization • Documentation showing formation of the entity (e.g. Certificate of Incorporation, etc.) • Listing in a central register of charities or other documentation from the regional organization of a denomination/religion, if applicable • Certification for Beneficial Owners and Key Controller of Legal Entity Customers (complete Appendix 3) - Only identification of one key controller is required. Documentation requirements for individuals apply to the key controller identified Sovereign Wealth Fund • Constitutional documentation evidencing the establishment or appointment as a SWF OR publicly available information • Certification for Beneficial Owners and Key Controller of Legal Entity Customers (complete Appendix 3) - Only identification of one key controller is required. Documentation requirements for individuals apply to the key controller identified • Documentation establishing the Sovereign Wealth Fund is 100% state owned

Appendix 3 App 3-1 I. General Instructions What is this form? U.S. law requires financial institutions to obtain, verify, and record information about the beneficial owners and key controllers of legal entity customers. Who has to complete this form? This form is applicable to legal entity customers and must be completed by the person opening a new account or establishing a customer relationship on behalf of a legal entity. For the purposes of this form, a legal entity includes a corporation, limited liability company, partnership, personal holding company, statutory trust, or other entity created by the filing of a public document with a Secretary of State or similar office, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons opening accounts or establishing a customer relationship on their own behalf. What information do I have to provide? This form requires you to provide the name, address, date of birth and social security number (in the case of non-U.S. individuals, a social security number, a passport number or other similar information) for the following: (i) Each individual, if any, who owns, directly or indirectly, 10 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 10 percent or more of the shares of a corporation); and (ii) An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Managing Member, General Partner, President, Vice President, or Treasurer). II. Certification of Beneficial Owner(s) and Key Controller Persons opening an account or establishing a customer relationship on behalf of a legal entity must provide the following information: a. Name of Natural Person Opening Account/Establishing Customer Relationship: b. Title of Natural Person Opening Account/Establishing Customer Relationship: Appendix 3: Beneficial Owner(s) (10% or More) and Key Controller Certification

Appendix 3 App 3-2 The following section refers to the Legal Entity for Which the Account is Being Opened/Relationship Established: c. Legal Entity Name: d. Legal Entity Type: e. Address of the Legal Entity: III. Exclusions (if applicable) If you believe the Legal Entity customer listed in Section II, paragraph (c) above falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. 1010.230(e)(2), please check the applicable box below and skip Section III.A and Section III.B. U.S. Publicly Listed Companies □ An issuer of securities registered under section 12 of the Securities Exchange Act of 1934 or that is required to file reports under section 15(d) of that Act. □ An entity (other than a bank) whose common stock or analogous equity interests are listed on the New York, American, or NASDAQ stock exchange (other than an entity whose equity interests are listed under the “NASDAQ Companies – Capital Market” heading). □ A subsidiary (other than a bank) of an entity described in the immediately preceding exclusion that is organized under the laws of the United States or of any state and at least 51% of whose common stock or analogous equity interests are held by the listed entity. Financial Institutions □ A financial institution regulated by a U.S. federal functional regulator or a bank regulated by a U.S. state bank regulator. Bank Holding Companies □ A bank holding company, as defined in section 2 of the Bank Holding Company Act of 1956 (12 U.S.C. 1841), or a savings and loan holding company, as defined in section 10(n) of the Home Owners’ Loan Act (12 U.S.C. 1467a). Commodity Futures Trading Commission (“CFTC”) Exemptions □ A registered entity, commodity pool operator, commodity trading advisor, retail foreign exchange dealer, swap dealer, or major swap participant, each as defined in section 1a of the Commodity Exchange Act, that is registered with the CFTC.

Appendix 3 App 3-3 Securities and Exchange Commission (“SEC”) Exemptions □ An investment company, as defined in section 3 of the Investment Company Act of 1940, that is registered with the SEC under that Act. □ An investment adviser, as defined in the Investment Advisers Act of 1940, that is registered with the SEC under that Act. □ An exchange or clearing agency, as defined in section 3 of the Securities Exchange Act of 1934, that is registered under section 6 or 17A of that Act. □ Any other entity registered with the SEC under the Securities Exchange Act of 1934. Financial Market Utilities □ A financial market utility designated by the Financial Stability Oversight Council under Title VIII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Public Accounting Firms □ A public accounting firm registered under section 102 of the Sarbanes-Oxley Act. Insurance Companies □ An insurance company regulated by a U.S. state. U.S. Governmental Entity Exemptions □ A department or agency of the United States, of any state, or of any political subdivision of a state □ An entity established under the laws of the United States, of any state, or of any political subdivision of any state, or under an interstate compact between two or more states, that exercises governmental authority on behalf of the United States or any such state or political subdivision. Non-U.S. Entity Exemptions □ A non-U.S. governmental department, agency or political subdivision that engages only in governmental rather than commercial activities. □ A foreign financial institution established in a jurisdiction where the regulator of such institution maintains beneficial ownership information regarding such institution. Pooled Investment Vehicles □ A pooled investment vehicle that is operated or advised by a financial institution excluded under one of the exclusions above. A. Beneficial Owner(s) For Nonprofit and Pooled Investment Vehicles legal entity customers, please skip to Section B (Key Controller) below. Please provide the following information for each individual (natural person), if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 10 percent or more of the equity interests (“Beneficial Owner”) of the legal entity customer listed above. Please Note: If a Trust directly or indirectly owns 10 percent or more of the equity interests of a legal entity customer, the beneficial owner shall mean the trustee and must be provided below. If the trustee is a Corporate Trustee, the Corporate Trustee’s information must be provided below (i.e., full legal entity name, principal

Appendix 3 App 3-4 business address and taxpayer identification number or other government issued identification number for non-US legal entities). ☐ Beneficial Owner Not Applicable (Check this box and skip to Section B (Key Controller) if there is no individual that meets the definition of a Beneficial Owner stated above.) Beneficial Owner 1 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Appendix 3 App 3-5 Beneficial Owner 2 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE Beneficial Owner 3 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Appendix 3 App 3-6 Beneficial Owner 4 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE Beneficial Owner 5 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Appendix 3 App 3-7 Beneficial Owner 6 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE Beneficial Owner 7 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Appendix 3 App 3-8 Beneficial Owner 8 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE Beneficial Owner 9 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE

Appendix 3 App 3-9 Beneficial Owner 10 INDIVIDUAL NAME STREET ADDRESS DATE OF BIRTH CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE *Where a social security number is unavailable, Non-U.S. Persons may provide a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard. B. Key Controller All legal entities must complete this section. Please provide the following information for one individual (natural person) with significant responsibility to control, manage, or direct the legal entity listed above, such as: • An executive officer or senior manager (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President or Treasurer; with regards to a pooled investment vehicle, a portfolio manager, commodity pool operator, commodity trading advisor, or general partner); or • Any other individual who regularly performs similar functions. (Where applicable, an individual under the Beneficial Owner(s) section above may also serve as a Key Controller and be listed below.)

Appendix 3 App 3-10 Key Controller INDIVIDUAL NAME TITLE/RESPONSIBILITY OF KEY CONTROLLER AT LEGAL ENTITY DATE OF BIRTH STREET ADDRESS CITY STATE ZIP COUNTRY SSN ONLY COMPLETE IF NO SSN AVAILABLE* GOVERNMENT-ISSUED IDENTIFICATION TYPE IDENTIFICATION NUMBER COUNTRY OF ISSUANCE ISSUANCE DATE EXPIRATION DATE Certification I, (name of natural person opening account/ establishing a customer relationship), hereby certify, to the best of my knowledge, that the information provided above is complete and correct. I further agree to inform Morgan Stanley of any changes to the Beneficial Owner(s) and Key Controller information provided, including if/when an individual becomes a 10 percent or more Beneficial Owner. SIGNATURE DATE LEGAL ENTITY IDENTIFIER (OPTIONAL) *Where a social security number is unavailable, Non-U.S. Persons may provide a passport number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard

Annex 1

Annex 1: Definitions

I.	Definition of “investments”

1)	Securities of public companies.

A “public company” is any company or other entity that (i) files reports pursuant to Section 13 or Section 15(d) of the 1934 Act or (ii) has a class of securities that are listed on a “designated offshore securities market” as such term is defined by Regulation S under the 1933 Act. For example, a company whose equity securities are listed on a national securities exchange or traded on the National Association of Securities Dealers Automated Quotation System (NASDAQ) would be a “public company.”

2)	Securities of registered investment companies, such as mutual funds (including money market funds) and publicly-traded closed-end funds.

3)	Securities of private investment companies (including private investment funds) that are exempt from the Investment Company Act by Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

The Subscriber may also include interests in companies that are (i) exempt from the Investment Company Act by Section 3(c)(2), (3), (4), (5), (6), (8) or (9) of the Investment Company Act, (ii) exempt from the Investment Company Act by Rule 3a-6 or 3a-7 under the Investment Company Act or (iii) commodity pools.

4)	Cash and cash-equivalents (including foreign currencies) held for investment purposes.

Cash-equivalents include bank deposits, certificates of deposit, bankers’ acceptances and similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.

5)	Real estate held for investment purposes.

Real estate held for investment purposes excludes the following types of real estate used by the Subscriber, its owners or its owners’ “related persons” (a “related person” means a spouse or former spouse, sibling, direct lineal descendant or ancestor by birth or adoption or a spouse of such descendant or ancestor): (i) for personal purposes, (ii) as a place of business or (iii) in connection with a trade or business (unless the Subscriber is engaged primarily in the business of investing, trading or developing real estate and the real estate in question is part of such business). Residential real estate may be considered “held for investment” if deductions on the property are not disallowed by Section 280A of the Code.

6)	Securities of non-public companies that have shareholders’ equity of at least $50 million.

“Shareholders’ equity” should be the amount reflected as such on the relevant company’s most recent (and in any event not more than 16 months old) financial statements prepared in accordance with generally accepted accounting principles.

7)	Securities of non-public companies that do not control, are not controlled by, or are not under common control with the Subscriber.

For purposes of this question, the term “control,” when used with respect to any entity, means (i) the possession of the power to appoint an officer or director of the entity and the ownership directly or indirectly of any voting securities of the entity or (ii) the ownership directly or indirectly of more than 25% of the voting securities of the entity. The terms “controlled by” or “under common control with” have meanings correlative to the foregoing.

8)	Commodity futures contracts, options on commodity futures contracts and options on physical commodities traded on or subject to the rules of (i) a contract market designated under the Commodity Exchange Act and the rules promulgated thereunder or (ii) a non-U.S. board of trade or exchange as contemplated in the rules promulgated under the Commodity Exchange Act (collectively, “Commodity Interests”) each held for investment purposes.

Commodity Interests should be valued at their initial margin or option premium. A Commodity Interest or physical commodity owned, or a Financial contract entered into, by a Subscriber that is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in association with such business may be deemed to be held for investment purposes.

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Annex 1

9)	Physical commodities with respect to which a Commodity Interest is traded on a market described in the immediately preceding bullet point, including certain precious metals, held for investment purposes.

A Commodity Interest or physical commodity owned, or a Financial contract entered into, by a Subscriber that is engaged primarily in the business of investing, reinvesting or trading in Commodity Interests, physical commodities or financial contracts in association with such business may be deemed to be held for investment purposes.

10)	Swaps and other financial contracts held for investment purposes.

“Financial contracts” are defined in Section 3(c)(2) of the Investment Company Act as any arrangement that (i) takes the form of an individually negotiated contract, agreement or option to buy, sell, lend, swap or repurchase or other similar individually negotiated transaction commonly entered into by participants in the financial markets, (ii) is in respect of securities, commodities, currencies, interest or other rates, other measures of value or any other financial or economic interest similar in purpose or function to any of the foregoing and (iii) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

11)	“Authorized Person” means the fiduciary signing the relevant agreement on behalf of the Plan (e.g., plan sponsor, plan investment committee, named fiduciary, or investment advisor).

12)	“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

13)	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

14)	“Plan” has the meaning given in Section 8.11 of the Subscription Agreement.

II.	Special Rules

Certain Retirement Plans and Trusts: If the Subscriber is a natural person, he or she may include in the amounts of his or her investments any investments held in an individual retirement account or similar account, the investments of which are directed by and held for the benefit of the Subscriber.

III.	Valuation of Investments

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)	In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and

2)	In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(a)	The amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring the investments owned by such person.

(b)	A Family Company, in addition to the amounts specified in clause (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

IV.	Other Definitions

Beneficial Owner (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means each individual, who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25% or more (10% or more for higher risk customers) of the equity interests of a legal entity Subscriber.

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Annex 1

Business Day means any day other than a Saturday, a Sunday or a day on which banks are permitted to be closed in New York, New York.

Family Company means any entity (including a trust, partnership, limited liability company or corporation) that is owned directly or indirectly by or for (i)(a) two or more natural persons who are related as siblings, spouses or former spouses, or as direct lineal descendants by birth or adoption or (b) spouses of such persons, (ii) estates of such persons or (iii) foundations, charitable organizations or trusts established by or for the benefit of such persons.

Government Entity means any state or political subdivision of a state, including (i) any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in their official capacity.

Immediate family member means a spouse, a minor child, or a child residing in the same residence as an employee or director of Morgan Stanley or any affiliate of Morgan Stanley.

Investment Company means an entity (whether a trust, a partnership, a limited liability company, a corporation or another entity) is an “investment company” as defined in the Investment Company Act if it owns or proposes to acquire “investment securities” having a value exceeding 40% of its assets (excluding government securities and cash items) or is engaged or proposes to engage in the business of investing, reinvesting, owning, holding or trading in securities. This definition therefore includes family trusts and other entities that are not themselves operating businesses, but rather hold securities and other investments for investment purposes.

An entity is generally not required to register as an “investment company” under the Investment Company Act if it has fewer than 100 beneficial owners, which is the exemption referred to as Section 3(c)(1) in the representations above. Alternatively, an entity is generally not required to register (i) if all of its beneficial owners are “qualified purchasers” (as defined in the Investment Company Act), which is the exemption referred to as Section 3(c)(7) in the representations above or (ii) if it is a foreign private investment company, which is the exemption referred to as Section 7(d) in the representations above.

Key Controller (for purposes of this Subscription Agreement and as defined under FinCEN’s Customer Due Diligence Rule) means a single individual with significant responsibility to control, manage, or direct a legal entity Subscriber, including an executive officer or senior manager or any other individual who regularly performs similar functions.

Politically Exposed Person (PEP) means: (1) a prominent public figure who is a natural person currently or formerly entrusted with a senior public role or function (e.g., a senior official in the executive, legislative, military, administrative, or judicial branches of government); (2) an immediate family member, which includes as the spouse/partner, parent, grandparent, sibling, child, step-child, or in-law of a prominent public figure; (3) a known close associate, which includes those individuals that are widely- and publicly-known to maintain a close relationship to the prominent public figure. These known close relationships can occur with anyone and in any capacity, but some examples include distant relatives, advisors, partners outside the family unit, employees, business associates and representatives/agents.

Private Fund means any issuer that would be an investment company as defined in section 3 of the Investment Company Act but for section 3(c)(1) or 3(c)(7) of that Act.

United States person for U.S. federal income tax purposes means (i) an individual who is a citizen of the United States or a resident alien for U.S. federal income tax purposes; (ii) a corporation, an entity treated as a corporation or an entity treated as a partnership, in each case created or organized in or under the laws of the United States or any state or political subdivision thereof or therein (including the District of Columbia); (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over its administration and one or more United States persons have the authority to control all of its substantial decisions or (b) such trust was in existence on August 20, 1996 and was treated as a domestic trust on August 19, 1996 and such trust has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

Annex 1 -3

Annex 2

Annex 2: Non-US Subscriber Representations

SUBSCRIBERS IN AUSTRALIA

The Subscriber represents, warrants, acknowledges and agrees that (a) Morgan Stanley Australia Limited ABN 67003734576, AFSL No. 233742 is arranging for the Adviser to provide dealing services to the Subscriber in accordance with Regulation 7.6.01(1)(n) of the Corporations Act, (b) it qualifies as a “wholesale client,” a “professional investor” or a “sophisticated investor” within the meaning of the Australian Corporations Act 2001 (Cth) (a “Permitted Investor”) and it will be liable for any loss incurred by the Company as a result of a violation of this representation and (c) at no time during the 12 months following the issuance of its Common Units will it sell such Common Units to any person who is not a Permitted Investor.

Annex 2 -1

Annex 3

Annex 3: Transfer Restrictions

This Annex 3 is attached to and made a part of the Subscription Agreement with the Subscriber. Capitalized terms not defined herein shall have the meanings assigned to them in the Subscription Agreement.

No assignment, pledge, mortgage, hypothecate, gift, sale or other disposition or encumbrance (collectively, “Transfer”) of the Subscriber’s Units, in whole or in part, shall be made other than pursuant to the Subscription Agreement and Section 9 of the First Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”). No Transfer will be effectuated except by registration of the Transfer on the Company’s books.

The prior written consent of the Company, which may be given or withheld in its sole discretion for any or no reason, shall be required for any Transfer of all or part of the Subscriber’s Units, including a Transfer of solely an economic interest in the Company. In any event, the consent of the Company may be withheld including, without limitation, (i) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (ii) if the Company does not receive an opinion of counsel (who may be counsel for the Company) satisfactory in form and substance to the Company that provides: (a) such transfer would not violate the Securities Act, Investment Company Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Units to be transferred; and (b) in the case of a transfer to a Plan or a “controlling person,” such transfer would not be a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code.

Notwithstanding any provision to the contrary herein, the Company will consent to:

a)	the transfer or change to the registered holding of Units to a successor nominee, a custodian or trustee of any fund managed by Subscriber;

b)	the transfer of Units to a trustee of a successor fund under or in connection with a successor fund transfer or equivalent under Australian law; or

c)	the transfer of Units to a person who is an entity that is managed or advised by the Subscriber or an entity that acquires or succeeds to the functions or business of the Subscriber;

provided, that: (i) the Subscriber is not a Defaulting Unitholder (as defined in the LLC Agreement) at the time of such proposed transfer, (ii) the transaction otherwise complies with the LLC Agreement, the Certificate of Formation of the Company and applicable law, (iii) in the case of subsection (b) or (c) above, such transferee is of comparable credit quality to the Subscriber as determined in good faith by the Company, (iv) such transferee gives to the Investment Advisor’s reasonable satisfaction substantially the same representations, warranties and undertakings as the Subscriber has given herein (as applicable to the transferee), or as the Investment Advisor shall otherwise reasonably require, and (v) the transferee agrees to assume the obligations of the Subscriber hereunder and under the LLC Agreement and any other agreements between the Subscriber and the Company.

The Company shall not recognize for any purpose any purported Transfer of all or any portion of the Units and shall be entitled to treat the transferor of Units as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless (i) the Company shall have given its prior written consent thereto, (ii) the purchaser, assignee or transferee shall have executed an assignment agreement, a Subscription Agreement and a counterpart to the LLC Agreement, (iii) the purchaser, assignee or transferee shall have been admitted as a substituted member of the Company pursuant to the LLC Agreement, and (iv) all other Transfer requirements set forth in the LLC Agreement and the Subscription Agreement have been satisfied. As a condition to the effectiveness of any Transfer, the transferor or transferee shall pay all reasonable expenses, including out-of-pocket attorneys’ fees, incurred in connection with the assignment which may be effected as an offset to amounts otherwise distributable.

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Annex 4

Annex 4: U.S. Customer Privacy Notice

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number and income
▪ investment experience and risk tolerance
▪ checking account number and wire transfer instructions
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes— information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

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Annex 4

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates (“MSIM”) (see Investment Management Affiliates definition below)
What we do
How does MSIM protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does MSIM collect my personal information?	We collect your personal information, for example, when you
▪ open an account or make deposits or withdrawals from your account
▪ buy securities from us or make a wire transfer
▪ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪ affiliates from using your information to market to you
▪ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
▪ MSIM does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
▪ MSIM doesn’t jointly market
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Annex 5

Annex 5: LGAM Private Credit LLC Wire Instructions

Bank Name: State Street Bank & Trust Company

ABA# [∙]

Account Number: [∙]

Account Name: LGAM Private Credit LLC

Reference: [Investor Name]

Annex 5 -1